Use these links to rapidly review the document
PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRIMORIS SERVICES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

2100 McKinney Avenue, Suite 1500
Dallas, Texas 75201
www.prim.com

Dear Stockholder:

        On behalf of the Board of Directors, I am pleased to invite you to attend the 2013 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation (NASDAQ:PRIM), to be held on Friday, May 3, 2013, at 9:00 a.m., Central Time, at the Rosewood Crescent Hotel, located at 400 Crescent Court, Dallas, Texas 75201.

        During the Annual Meeting, we will discuss each item of business described in the accompanying Notice of the 2013 Annual Meeting of Stockholders and Proxy Statement. We encourage you to carefully read these materials and the Annual Report to Stockholders on SEC Form 10-K for the fiscal year ended December 31, 2012, a copy of which is included with the Notice and the Proxy Statement.

        Please participate in our Annual Meeting of Stockholders by signing, dating and promptly mailing your enclosed proxy card to ensure the presence of a quorum. Your vote is important, whether or not you plan to attend. I hope you will ensure that your shares are represented and voted by completing and returning the enclosed proxy card. If you plan attend the Annual Meeting of Stockholders, you will have the right to revoke your proxy and vote in person if you so desire. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

        Thank you for your ongoing support of and continued interest in Primoris Services Corporation.

Sincerely,

Brian Pratt
 Chairman of the Board, Chief Executive Officer and
President

2100 McKinney Avenue, Suite 1500
Dallas, Texas 75201
www.prim.com

PROXY STATEMENT

Page
NOTICE OF THE 2013 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT	1
PROPOSAL 1—ELECTION OF DIRECTORS	6
PROPOSAL 2—ADOPTION OF 2013 EQUITY INCENTIVE PLAN	22
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM	29
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	10
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	18
STOCK OWNERSHIP	20
EXECUTIVE COMPENSATION	31
OTHER MATTERS	44
APPENDIX A—2013 EQUITY INCENTIVE PLAN

i

2100 McKinney Avenue, Suite 1500
Dallas, Texas 75201
www.prim.com

NOTICE OF THE
2013 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 3, 2013

April 8, 2013

To our Stockholders:

        The 2013 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation, will be held on Friday, May 3, 2013, at 9:00 a.m., Central Time, at the Rosewood Crescent Hotel, located at 400 Crescent Court, Dallas, Texas 75201.

        Only stockholders of record that owned shares of our common stock at the close of business on March 28, 2013 are entitled to vote at the Annual Meeting. A list of our stockholders will be made available at our principal executive offices at 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201 during ordinary business hours for ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

        At the Annual Meeting, we will consider the following proposals, which are described in detail in the accompanying Proxy Statement:

  1.
  to elect two Class B Directors to hold office for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2016 or until their respective successors are elected and qualified. The Board of Directors has nominated the following persons for election as Class B Directors at the meeting: Stephen C. Cook and Peter J. Moerbeek;

  2.
  to approve adoption of the Company's 2013 Equity Incentive Plan;

  3.
  to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

  4.
  to transact such other business as may properly come before the Annual Meeting and all adjournments or postponements thereof.

        PLEASE VOTE PROMPTLY—YOUR PROXY IS REVOCABLE AND YOU MAY VOTE IN PERSON AT THE MEETING IF YOU WISH.

        References to "Primoris", the "Company", "we", "us" or "our" in this Notice and the accompanying Proxy Statement refer to Primoris Services Corporation and its subsidiaries and affiliates, unless otherwise indicated.

By Order of the Board of Directors,
John M. Perisich Senior Vice President, General Counsel and Secretary

2100 McKinney Avenue, Suite 1500
Dallas, Texas 75201
www.prim.com

PROXY STATEMENT
FOR THE
2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 3, 2013.
SOLICITATION

        This Proxy Statement, being mailed and made available electronically (on our Company website at www.prim.com) to stockholders on or about April 8, 2013, is being sent to you by the Board of Directors (the "Board") of Primoris Services Corporation in connection with our 2013 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will take place at 9:00 a.m. Central Time, on Friday, May 3, 2013, at the Rosewood Crescent Hotel, located at 400 Crescent Court, Dallas, Texas 75201. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Purpose of the Annual Meeting

        At the Annual Meeting, our stockholders will vote to elect each of two Class B Directors, approved the adoption of the Company's proposed 2013 Equity Incentive Plan and will vote to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. In addition, management will report on our performance over the last fiscal year and, following the Annual Meeting, respond to questions from stockholders.

Materials provided

        The Board sent you this Proxy Statement and the enclosed proxy card in order to solicit your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the meeting and are entitled to vote on the items of business described in this Proxy Statement.

Annual Meeting attendance

        All stockholders of record as of March 28, 2013 (the "Record Date"), or their duly appointed proxies, may attend the Annual Meeting. You may need to bring personal identification. Admission to the Annual Meeting depends on how your stock ownership is recorded with our transfer agent, Continental Stock Transfer & Trust Company (the "Transfer Agent"). If your stock is held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, please obtain proof of ownership, such as a current brokerage account statement or certification from your broker. If your stock is registered with our Transfer Agent, all you need is proof of identity; no proof of ownership is needed.

Voting at the Annual Meeting

        Holders of our common stock ("Common Stock") as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 51,562,284 shares of

Common Stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

Quorum requirement

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

Stockholder of record & beneficial owner

        Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially. All shareholders are invited to attend the Annual Meeting.

  Stockholder of Record

        If your shares are registered directly in your name with the Transfer Agent, you are considered the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

  Beneficial Owner of Shares

        If your shares are held in a stock brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct the stockholder of record how to vote your shares. Because you are not the stockholder of record, to vote your shares at the Annual Meeting, please follow the instructions shown in the following paragraph. If you are a beneficial owner, your broker, bank or nominee has enclosed a voting instruction card for your use.

Voting in person at the Annual Meeting

        Stockholders of record may vote in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Beneficial owners may vote in person at the Annual Meeting by obtaining a signed "legal proxy" from the record holder (e.g., your broker, bank or nominee) prior to the meeting.

Voting without attending the Annual Meeting

        If you complete and properly sign the accompanying proxy card and return it to the Transfer Agent, your shares will be voted as you direct on the proxy card. If you are a stockholder of record, follow the instructions included with your proxy card. If you are a beneficial owner, please follow the instructions provided by your broker, bank or nominee.

        Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Our stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, banks or nominees and mailing them to such entities in the accompanying pre-addressed envelopes.

Changing your vote after returning your proxy card

        If you are a stockholder of record, you can revoke your proxy before it is exercised by:

  •
  delivering written notice of revocation of the proxy to our Secretary prior to the Annual Meeting;

  •
  executing and delivering a later dated proxy card to our Secretary; or

  •
  attending and voting by ballot in person at the Annual Meeting.

        If you are a beneficial owner, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote at the Annual Meeting by following the instructions as described above in "Voting in person at the Annual Meeting". All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Required votes to approve each item

        Each outstanding share of Common Stock is entitled to one vote on each proposal at the Annual Meeting. All matters require the existence of a quorum at the Annual Meeting. All proposals require an affirmative vote of the majority of shares represented in person or by proxy. Election of Directors is determined by plurality voting. The two individuals receiving the largest number of votes will be elected.

        In voting on Proposal 1, the election of Directors, you may vote "FOR" any of the nominee(s) or your vote may be "WITHHELD" with respect to any of the nominee(s). A properly executed proxy marked "ABSTAIN" with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. An abstention on Proposal 2 or Proposal 3 will have the effect of a negative vote on that matter. If you are a beneficial owner, shares represented by broker non-votes (when the broker indicates they do not have their customer's direction on how to vote, nor has discretionary authority on how to vote) will be counted in determining whether there is a quorum but will not be counted as votes cast on any matter.

Inspector of elections

        Our Senior Vice President, General Counsel and Secretary, John M. Perisich, will act as Inspector of Elections and oversee the voting results. The Inspector of Elections will also determine the presence of a quorum.

Voting results of the Annual Meeting

        We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission ("SEC") within four business days of the Annual Meeting.

Board recommendations

        The Board recommends a vote:

  •
  FOR Proposal No. 1 to elect each of the two Class B Directors.

  •
  FOR Proposal No. 2 to approve the adoption of the 2013 Equity Incentive Plan.

  •
  FOR Proposal No. 3 to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

        Unless you give other instructions on your proxy card, the individual(s) named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board.

Expense of soliciting proxies

        We will pay the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but the solicitation by mail may be followed-up by solicitation in person, or by telephone or facsimile, by our regular employees without additional compensation for such proxy solicitation activity. We will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our stockholders.

Stockholder proposal deadline for the 2014 Annual Meeting

        The rules of the SEC establish the eligibility requirements and the procedures that must be followed for inclusion of a stockholder's proposal in a public company's proxy materials. Under those rules, proposals submitted for inclusion in our 2014 proxy materials must be received on or before the close of business on the day that is 120 days prior to April 8, 2014. Proposals for inclusion in our 2014 proxy materials must comply with the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        In addition to the requirements of the SEC, our Amended and Restated Bylaws ("Bylaws") provide that in order for a proposal to be properly brought before an Annual Meeting of Stockholders, it must be either (1) specified in the notice of the meeting given by us, (2) otherwise brought before the meeting by or at the direction of our Board, or (3) properly brought before the meeting by a stockholder entitled to vote at the meeting and who complies with the following notice procedures: (i) the stockholder must give timely notice thereof in writing of the business to be brought before such meeting to our Secretary, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. Our Bylaws provide that to be timely, a stockholder's notice must be delivered to our Secretary at our principal executive offices not less than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year's Annual Meeting. If the date of the subsequent year's Annual Meeting of Stockholders is changed by more than 30 days from the date of the prior year's meeting, notice by the stockholder for the subsequent year's Annual Meeting must be delivered to our Secretary within a "reasonable time" prior to our mailing of the proxy materials for the subsequent year's Annual Meeting of Stockholders. We expect to announce the date of the 2014 Annual Meeting of Stockholders in early 2014.

        If a stockholder proposes to nominate for election or reelection a director, the stockholder's notice must include all information relating to such director nominee that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or otherwise required, in each case, pursuant to Regulation 14A and Rule 14a-11 under the Exchange Act.

        For any business that a stockholder desires to bring before an annual meeting, the stockholder's notice must comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and must include the following:

  •
  a brief description of the proposal and the reasons for the proposal;

  •
  the name and address of such stockholder, and of such beneficial owner, as they appear on our books;

  •
  the number of shares of Common Stock which are owned beneficially and of record by such stockholder or such beneficial owner;

  •
  a representation that the stockholder is a holder of record of Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

  •
  a representation whether the stockholder or the beneficial owner intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

        Any stockholder who intends to present a proposal at the 2014 Annual Meeting of Stockholders must send the proposal via standard mail, overnight delivery or other courier service, to Primoris Services Corporation, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201, Attention: Secretary.

Information about Primoris Services Corporation

        We maintain a corporate website at www.prim.com. Visitors to the Investor Relations section of our website can view and print copies of our SEC filings, including this Proxy Statement and Forms 10-K, 10-Q and 8-K. Copies of the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Ethics, are also available through our website. Alternatively, stockholders may obtain, without charge, copies of all of these documents by writing to Investor Relations at the Company's headquarters. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Documents not incorporated by reference into this Proxy Statement

        The Audit Committee Report and the Compensation Committee Report are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that we specifically, and in writing, incorporate such information by reference.

MATTERS TO COME BEFORE THE MEETING

PROPOSAL 1—ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

General Information

        We currently have a classified Board consisting of nine members. Five of our directors are independent directors as determined under NASDAQ listing rules. Our directors are divided into three classes (Class A, Class B and Class C). Directors in each class are elected to serve for three-year terms that expire in successive years. The terms of Class B Directors John P. Schauerman, Stephen C. Cook and Peter J. Moerbeek expire at the upcoming 2013 Annual Meeting.

        In March 2013, the Board of Directors' Nominating and Corporate Governance Committee recommended to the Board the nomination of Stephen C. Cook and Peter J. Moerbeek for re-election as Class B Directors for three-year terms expiring at the 2016 Annual Meeting, or until their successors are elected and qualified or their earlier death, resignation or removal. If the nominees become unavailable for any reason, or if any vacancy occurs before the election at the 2013 Annual Meeting (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate. John P. Schauerman will step down from the Board as of the 2013 Annual Meeting, at which time the size of the Board will be reduced to eight members, of whom five will continue to be independent directors.

        Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected as Class B Directors. Abstentions and broker non-votes have no effect on the result of the vote; however, abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum.

Information Regarding Directors and Director Nominees

        The following table sets forth information regarding our current Directors, including the Class B Director nominees up for election at the Annual Meeting. There are no family relationships among any directors, nominees or named executive officers of the Company. To our knowledge, there are no material procedings to which any director or executive officer is a party adverse to the Company or has a material interest adverse to the Company.

Name	Position with our Company	Age	Director Since
Class B Directors whose terms will expire at the 2013 Annual Meeting and are re-nominated for terms ending at the 2016 Annual Meeting:
Stephen C. Cook	Independent Lead Director	63	2008
Peter J. Moerbeek	Director, Executive Vice President, Chief Financial Officer	65	2008
Class B Director whose term will expire at the 2013 Annual Meeting:
John P. Schauerman	Director, Executive Vice President, Corporate Development	56	2008
Class C Directors whose terms will expire at the 2014 Annual Meeting:
Eric S. Rosenfeld	Independent Director	55	2006
Michael D. Killgore	Director, Executive Vice President and Director of Construction Services	56	2010
Robert A. Tinstman	Independent Director	66	2010
Class A Directors whose terms will expire at the 2015 Annual Meeting:
Brian Pratt	Director, Chairman of the Board, Chief Executive Officer and President	61	2008
Thomas E. Tucker	Independent Director	70	2008
Peter C. Brown	Independent Director	69	2009

        The person(s) named in the enclosed proxy card will vote to elect Stephen C. Cook and Peter J. Moerbeek as Class B Directors, unless you withhold this authority to vote for the election of any or all of the nominees by marking the proxy to that effect.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR STEPHEN C. COOK AND PETER J. MOERBEEK AS CLASS B DIRECTORS TO HOLD OFFICE UNTIL OUR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2016 OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED OR UPON THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

 Director Biographies and Special Skills

Nominees for Reelection at the 2013 Annual Meeting (Class B)

        STEPHEN C. COOK has served as one of our Directors since July 2008 and in May 2010 was appointed by the Board as Lead Director of the Company. Since 1990 he has served as President and principal stockholder of Fieldstone Partners, a Houston, Texas-based investment banking firm, focused primarily on corporate merger and acquisition advisory services. He has over 30 years of experience in the investment banking business, including 10 years with Rotan Mosle, Inc., a Texas-based regional investment firm and underwriter where he served as co-head of the corporate finance department and as a Director of the firm. Mr. Cook received an A.B. in Economics from Princeton University and an M.B.A. from Harvard Business School.

        We believe that Mr. Cook's qualifications to serve on our Board include his business and investment banking experience and his wealth of knowledge of mergers and acquisitions. The Board has determined that Mr. Cook meets the NASDAQ rules for independence and is therefore an independent director.

        PETER J. MOERBEEK was named our Executive Vice President, Chief Financial Officer effective February 6, 2009. He has served as one of our Directors since July 2008 and was Chairman of the Audit Committee until February 2009. From 2006 through February 2009, he was the Chief Executive Officer and a founder of a private equity-funded company engaged in the acquisition and operation of water and wastewater utilities. From August 1995 to June 2006, Mr. Moerbeek held several positions with publicly traded Southwest Water Company, a California based company which provides water and wastewater services, including Director from 2001 to 2006; President and Chief Operating Officer from 2004 to 2006; President of the Services Group from 1997 to 2006; Secretary from 1995 to 2004; and Chief Financial Officer from 1995 to 2002. From 1989 to 1995, Mr. Moerbeek was the Vice President of Finance and Operations for publicly traded Pico Products, Inc., a manufacturer and distributor of cable television equipment. Mr. Moerbeek received a B.S. in Electrical Engineering and an MBA from the University of Washington and is a licensed certified public accountant.

        We believe that Mr. Moerbeek's qualifications to serve on our Board include his experience as the chief operating officer and the chief financial officer of a NASDAQ listed company, as well as his in-depth knowledge and understanding of generally accepted accounting principles, experience in analyzing financial statements, understanding of internal control over financial reporting and his understanding and knowledge of public company rules and regulations.

Nominees with Terms Expiring at the 2014 Annual Meeting (Class C)

        MICHAEL D. KILLGORE was appointed a Director on December 18, 2009. He was named as our Executive Vice President, Director of Construction Services in March 2010. He is responsible for overall operations management for our "East Construction Services" and "West Construction Services" business segments. He has been employed by James Construction Group and its predecessor companies since 1977 and was Chief Executive Officer of James Construction Group from 2007 to 2010. Mr. Killgore received a B.S. Civil Engineering degree from Louisiana Tech University in 1978. He is a registered Civil and Environmental Engineer in the state of Louisiana.

        We believe that Mr. Killgore's knowledge and experience as a senior executive of a major construction firm and his knowledge and understanding of the construction industry qualify him to serve on our Board.

        ROBERT A. TINSTMAN was appointed a Director on December 18, 2009. Mr. Tinstman was the former president of Tinstman and Associates, LLC. From 1974 to 1999, Mr. Tinstman was employed by Morrison Knudsen and served as its President/Chief Executive Officer for the period 1995 to 1999. Mr. Tinstman was the Executive Chairman of James Construction Group from 2002 to 2007. Mr. Tinstman is a registered Professional Engineer in the state of Idaho. He graduated from University of Wisconsin, Platteville, with a B.S., Mining Engineering in 1968.

        Mr. Tinstman is also a director on the following public company boards: IDA CORP, Inc., where he is chairman of the compensation committee; Home Federal Bancorp, where he is a member of the audit committee and chairman of the compensation committee; and CNA Surety, where he was a member of the audit committee and chairman of the compensation committee through June 2011.

        We believe that Mr. Tinstman's qualifications to serve on our Board include his experience as President and Chief Executive Officer of one of the largest construction companies in the United States as well as his wealth of knowledge of business systems and construction operations. The Board determined that Mr. Tinstman meets the NASDAQ rules for independence and is therefore an independent director.

        ERIC S. ROSENFELD has served as one of our Directors since 2006. He was Chairman of the Board, Chief Executive Officer and President of Rhapsody Acquisition Corp. from its founding in 2006 through its merger with Primoris in July 2008. Mr. Rosenfeld has been the President and Chief Executive Officer of Crescendo Partners, L.P., an investment firm, since its formation in November 1998. From 1985 to 1998, Mr. Rosenfeld was a managing director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. Mr. Rosenfeld has also served as chairman and/or director on the boards of various companies, including Cott Corporation, Trio Merger Corporation, Computer Horizons Corporation, Hill International and CPI Aerostructures. Mr. Rosenfeld received an A.B. in Economics from Brown University and an M.B.A. from Harvard Business School.

        We believe that Mr. Rosenfeld's business and investment banking expertise and his directorships on both private and public companies qualify him to serve on our Board. The Board determined that Mr. Rosenfeld meets the NASDAQ rules for independence and is therefore an independent director.

Directors with Terms Expiring at the 2015 Annual Meeting (Class A)

        BRIAN PRATT has been a Director and our Chairman as well as our President and Chief Executive Officer since July 2008. Mr. Pratt directs strategy, establishes goals and oversees our operations. Since 1983, he served as the President, Chief Executive Officer and Chairman of the Board of Primoris and its predecessor, ARB, Inc., a California corporation. Prior to July 2008, Mr. Pratt was the majority owner of Primoris. Mr. Pratt has over 35 years of hands-on operations and management experience in the construction industry. Mr. Pratt completed four years of courses in Civil Engineering at California Polytechnic College in Pomona.

        Mr. Pratt has an intimate knowledge of our business, employees, culture, competitors and the effect on our business of various government policies. We believe that his long history and experience with Primoris, his significant ownership position and his in-depth knowledge of the construction industry demonstrate that Mr. Pratt is well qualified to serve on our Board.

        THOMAS E. TUCKER has served as one of our Directors since July 2008. He is currently Chairman of Pennhill Land Company, a real estate development and investment company, where he has worked since he founded the company in 1983. He served as a Board Member of RSI Holding Corporation, a privately held national manufacturer of cabinets for homes, from 2002 to November 2008. Prior to that, he served as an Advisory Board Member of ORCO Block Company, a Southern California manufacturer of block products, and Gemini Investors, a Boston based Investment Capital firm. Mr. Tucker also serves as a board member of the Segerstrom Center for the Arts in Orange County, California. Mr. Tucker received a B.S. in Business from the University of Southern California.

        We believe that Mr. Tucker's experience as a founder and executive officer of a large real estate development company, his expertise in the real estate development business and his directorships of both private and public companies qualify him to serve on our Board. The Board determined that Mr. Tucker meets the NASDAQ rules for independence and is therefore an independent director.

        PETER C. BROWN joined our Board on February 6, 2009. He has served from 1974 to 2005 as President at Brown Armstrong Accountancy Corporation, a regional provider of tax, audit, consulting and business services headquartered in Bakersfield, California and is currently an emeritus senior principal stockholder. Mr. Brown received a B.S. in Accounting from the University of Arizona. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants and the Colorado Society of Certified Public Accountants.

        We believe that Mr. Brown's qualifications to serve on our Board include his in-depth knowledge and understanding of generally accepted accounting principles, his background in taxation regulations, experience in preparing, auditing and analyzing financials statements and understanding of the responsibilities and functions of audit committees. The Board determined that Mr. Brown meets the NASDAQ rules for independence and is therefore an independent director.

 CORPORATE GOVERNANCE

        We believe that effective corporate governance is an important element of our long-term success and ability to create value for our stockholders. Our Board periodically reviews our existing corporate governance policies and practices, as well as related provisions of the Sarbanes-Oxley Act of 2002, current and proposed rules of the SEC, and the corporate governance requirements of NASDAQ. Based on its review, the Board has approved charters, policies, procedures and controls that we believe promote and enhance our corporate governance, accountability and responsibility and promote a culture of honesty and integrity.

        Our charters for each of our Board committees are available on the Investor Relations section of our website at www.prim.com, and copies are available free of charge upon request to our Secretary at Primoris Services Corporation, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201.

Board Independence

        The listing standards of NASDAQ require that companies have a board of directors with at least a majority of independent directors. Determining director independence requires that the Board affirmatively determine that the director has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        To assist it in making independence determinations, the Board has adopted independence standards based on NASDAQ rules. Under these standards, a director is not independent if:

  •
  The director is, or has been within the last three years, one of our or our subsidiaries' employees, or the director has an immediate family member who is, or has been within the last three years, one of our executive officers;

  •
  The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in compensation from us (other than compensation for Board or Committee service, compensation to a family member who is an employee but not an executive officer, or benefits under a tax-qualified retirement plan or non-discretionary compensation);

  •
  The director is, or has a family member that is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current year or in any of the last three years, that exceed 5% of the recipient's consolidated gross revenues for that year or $200,000, whichever is greater, other than payments arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs;

  •
  The director, or an immediate family member, is currently employed, or has been employed within the last three years, as an executive officer of another company where any of our present executive officers serves or has served on that company's compensation committee; or

  •
  The director is, or has a family member, that is a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

        On the basis of the Board Independence Standards identified above, and such other factors as the Board may consider from time to time, the Board has affirmatively determined that Messrs. Brown, Cook, Rosenfeld, Tinstman and Tucker are independent under the NASDAQ listing standards.

 Board Structure and Committee Composition

        The Board has (i) an Audit Committee, (ii) a Compensation Committee, (iii) a Nominating and Corporate Governance Committee and (iv) a Succession Planning Committee. The Board and its Committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time, as appropriate. The Board held a total of six meetings, the Audit Committee held six meetings, the Compensation Committee held four meetings, the Nominating and Corporate Governance Committee held two meetings and the Succession Planning Committee held two meetings. There were a total of 20 Board and Committee Meetings during 2012. The independent directors meet in executive session at meetings of the Board and Committees as necessary. During the Board meetings, all of the independent directors met in executive session without any management members four times during 2012.

        Mr. Pratt, our Chief Executive Officer also serves as the Chairman of the Board. The Board believes that as a result of his significant ownership of Primoris stock and his knowledge of the strategy and business of the Company and the predecessor companies as Chief Executive Officer since 1983, there is no benefit to be derived by separating the positions of Chairman and Chief Executive Officer. As the Company continues to grow, the Board will review the advisability of separating the two positions. In May 2010, Mr. Cook was appointed by the Board as the Lead Director, responsible for chairing the Board meetings in the absence of the Chairman, chairing executive sessions of independent directors, acting as the principal liaison between the Chairman and the independent directors and serving as the contact director for stockholders.

        The Board and the Compensation Committee do not make decisions regarding an executive officer's compensation in the presence of such executive officer. The compensation of our Chief Executive Officer and all other executive officers is determined or recommended to the Board of Directors for determination by independent directors constituting a majority of the board of directors' independent directors in a vote in which only independent directors participate.

        Director nominees are selected or recommended for the Board of Directors' selection by independent directors constituting a majority of the Board of Directors' independent directors in a vote in which only independent directors participate and which takes place during executive sessions of independent Board members.

        Other than one meeting Mr. Schauerman could not attend, each director attended all Board meetings held in 2012. In addition, each director attended all of the meetings held by all Board committees on which such person served (during the periods that such person served).

        Each of the Board committees operates under a written charter adopted by the Board. The Board committee charters are available on our website at www.prim.com.

        The members of the Board committees are identified in the following table:

Director(1)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Succession Planning Committee
Brian Pratt			Chair	X
John P. Schauerman
Eric S. Rosenfeld			X
Peter J. Moerbeek
Stephen C. Cook	X	Chair		X
Thomas E. Tucker	X		X
Peter C. Brown	Chair	X
Michael D. Killgore
Robert A. Tinstman		X		Chair
Number of Meetings held in 2012	6	4	2	2

(1)
Messrs. Brown, Cook, Rosenfeld, Tinstman and Tucker are independent Directors.

Audit Committee

        The Audit Committee consists of three persons, all of whom are independent under the NASDAQ listing standards. Members of the Audit Committee must also satisfy additional SEC independence requirements, which provide that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than compensation in their capacity as Director, or otherwise be an "affiliated person" of us. The Board has determined that Audit Committee members Messrs. Brown, Cook and Tucker all satisfy the applicable SEC independence requirements. The Board has also determined that each member of our Audit Committee qualifies as independent under Rule 10A-3 of the Exchange Act.

        The Audit Committee oversees our accounting and financial reporting processes, internal control systems, independent auditor relationships and the audits of our financial statements. Among other matters, the Audit Committee's responsibilities include the following:

  •
  selecting and hiring our independent registered public accounting firm;

  •
  evaluating the qualifications, independence and performance of our independent registered public accounting firm;

  •
  reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

  •
  reviewing with management and our independent registered public accounting firm the results of our annual and quarterly financial statements;

  •
  overseeing the administration of management's process for the design, review of adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

  •
  reviewing management's assessment of internal control and steps taken to monitor and control our exposure to financial risk;

  •
  overseeing the administration of management's process of reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

  •
  overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements of accounting matters; and

  •
  reviewing and approving any related party transactions.

        Audit Committee Financial Expert.    The Board has also determined that Mr. Brown is the Audit Committee "financial expert" as defined under SEC rules and regulations. Management has the primary responsibility for the preparation of the financial statements and the financial reporting processes of the Company. On a quarterly basis, the independent Audit Committee members meet with the auditors without the presence of management. During these independent sessions, the Committee and the auditors discuss, among other things, the acceptability of the Company's accounting principles, critical accounting policies and sensitive accounting estimates.

Compensation Committee

        The members of the Compensation Committee of the Board are Messrs. Cook (Chairman), Brown and Tinstman. All three of the members of the Compensation Committee meet the independence requirements of NASDAQ listing standards. The Chairman of the Compensation Committee is Mr. Cook.

        The Compensation Committee monitors and assists the Board in determining compensation for our senior management and Directors. The Board and the Compensation Committee do not make decisions regarding an executive officer's compensation in the presence of such executive officer. After the Compensation Committee analyzes compensation issues related to our Chief Executive Officer and other executive officers, it makes a recommendation to the Board's independent Directors. The compensation of our Chief Executive Officer and all other executive officers is then recommended to the Board for determination by independent directors constituting a majority of the Board's independent directors in a vote in which only independent directors participate. The Compensation Committee has the following authority and responsibilities, among others, with respect to our Director and executive compensation plans:

  •
  Reviewing the goals and objectives of our executive compensation programs and recommending to the Board any changes to these goals and objectives;

  •
  Reviewing our executive compensation plans and recommending to the Board the adoption of new plans or amendments to existing plans;

  •
  Evaluating annually the performance of the Chief Executive Officer and recommending to the independent members of the Board his or her compensation level based on this evaluation;

  •
  Evaluating annually the performance of the other executive officers of the Company and its subsidiaries and recommending to the independent members of the Board the compensation level of each based on this evaluation;

  •
  Reviewing and recommending to the independent members of the Board, concurrently with the Board's Audit Committee, any employment, severance or termination arrangements made with any executive officer of the Company or its subsidiaries; and

  •
  Evaluating the appropriate level and types of compensation for Board and Committee service by non-employee Directors and recommending any changes to the Board.

        The Compensation Committee has the power to form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittee such power and authority as the Compensation Committee may deem appropriate, provided it does not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the

Compensation Committee as a whole. The Compensation Committee may consider the recommendations of our Chief Executive Officer in determining the level of compensation of the executive officers of the Company and subsidiaries. The Compensation Committee has the authority to retain such independent consultants or advisers as it deems necessary and appropriate, including compensation consultants, to advise it with respect to amounts or forms of executive or director compensation, and may rely on the integrity and advice of any such advisers. The Compensation Committee also has the sole authority to retain a compensation consultant to assist it in carrying out its responsibilities, including the sole authority to approve the consultant's fees and other retention terms, such fees to be borne by us, and to terminate any such consultant.

        In 2011, the Committee engaged Cogent Compensation Partners as an independent consultant to assist the Committee. In February 2012, the Committee engaged Pay Governance, LLC as its independent advisor for 2012. Prior to their engagement, neither Cogent Compensation Partners nor Pay Governance performed any services for the Company. The Committee considered independence factors under Dodd-Frank and NASDAQ rules and concluded that the work performed in 2012 by Pay Governance did not present any conflicts of interest.

Compensation Committee Interlocks and Insider Participation

        No interlocking relationship exists between any member of our Board and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationships existed in the past.

Shareholder Advisory "Say on Pay" Vote

        In our 2011 proxy, we indicated that we believed that seeking stockholder approval advisory votes every third year would provide the most efficient form of communication and would lend itself to the long-term nature of the compensation plans for our management. At the 2011 annual meeting, of those votes that expressed a position on the frequency of pay, 76.25% recommended an advisory vote every three years. After deliberation, the Compensation Committee and the Board adopted the position of asking for an advisory vote every three years. An advisory vote will take place again at the 2014 annual meeting.

Nominating and Corporate Governance Committee

        The members of the Nominating and Corporate Governance Committee are Messrs. Pratt (Chairman), Rosenfeld and Tucker. The Board has determined that two of the three members (Messrs. Rosenfeld and Tucker) meet the criteria required under applicable SEC and NASDAQ listing standards for independence. The Chairman of the Nominating and Corporate Governance Committee is our Chairman of the Board, Chief Executive Officer ("CEO") and President, Brian Pratt. The Board has considered the establishment of a Committee consisting of only independent directors; however, with the significant ownership maintained by our CEO, the Board considers it desirable to continue his membership in the Nominating and Corporate Governance Committee. All recommendations made by the Committee are discussed and approved by a majority of the independent directors meeting in executive session without management board members.

        The Nominating and Corporate Governance Committee assists the Board by identifying individuals qualified to become Directors consistent with criteria established by the Board. After the Nominating and Corporate Governance Committee identifies qualified individuals, it makes a recommendation to the Board's independent Directors. Director nominees are selected by a majority of the Board's independent directors in a vote in which only independent directors participate. Among other matters, the Committee's responsibilities include the following:

  •
  evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of Directors to committees of our Board;

  •
  administering a policy for evaluating and considering nominees for election to the Board;

  •
  overseeing the evaluation of our Board as a whole;

  •
  reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes; and

  •
  developing and reviewing our Code of Ethics and assuring it is appropriate for us.

Selection of Board Nominees

        In identifying Board nominees, we have reviewed individuals who are known to our officers or Directors, or individuals with significant industry or other relevant experience. Following the establishment of our Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee has reviewed the qualifications of potential Director candidates in accordance with its Charter.

        The Nominating and Corporate Governance Committee's consideration of a candidate as a Director includes assessment of the individual's understanding of our business, the individual's professional and educational background, skills, expertise, potential time commitment, and other criteria established by the Nominating and Corporate Governance Committee from time to time. To provide such a contribution to us, a Director must generally possess one or more of the following, in addition to personal and professional integrity:

  •
  experience in corporate management;

  •
  experience in our industry;

  •
  experience as a board member or officer of a publicly held company;

  •
  diversity of expertise and experience in substantive matters related to our business; and

  •
  practical and mature business judgment.

        The Nominating and Corporate Governance Committee has adopted its own procedures for evaluating the suitability of potential Director nominees, including qualifications for a "financial expert" and financially literate members for the Audit Committee.

Stockholder Nominations

        The rules of the SEC establish the eligibility requirements and the procedures that must be followed for inclusion of a stockholder's proposal in a public company's proxy materials. Under those rules, proposals submitted for inclusion in our proxy materials must be received on or before the close of business on the day that is 120 days prior to the date on which we released to stockholders our proxy statement for the prior year's Annual Meeting of Stockholders. Proposals for inclusion in our proxy materials must comply with the procedures set forth in Rule 14a-8 under the Exchange Act.

        In addition to the requirements of the SEC, our Bylaws provide that in order for a proposal to be properly brought before an annual meeting of stockholders, it must be either (1) specified in the notice of the meeting given by us, (2) otherwise brought before the meeting by or at the direction of our Board or (3) properly brought before the meeting by a stockholder entitled to vote at the meeting and who complies with the following notice procedures: (i) the stockholder must give timely notice in writing of the business to be brought before such meeting to our Secretary, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. Our Bylaws provide that to be timely, a stockholder's notice must be delivered to our Secretary at our principal executive offices not less than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year's Annual Meeting. If the date of the subsequent year's Annual Meeting of Stockholders is changed by more than 30 days from the date of the prior year's meeting, notice by the stockholder for the subsequent year's Annual Meeting must be delivered to our Secretary within a "reasonable time" prior to our mailing of the proxy materials for the subsequent year's Annual Meeting of Stockholders. We expect to announce the date of the 2014 Annual Meeting of Stockholders in early 2014.

        If a stockholder proposes to nominate for election or reelection a Director, such stockholder's notice shall set forth all information relating to such Director nominee that is required to be disclosed in solicitation of proxies for election of Directors in an election contest, or otherwise required, in each case pursuant to Regulation 14A and Rule 14a-11 under the Exchange Act.

        The Nominating and Corporate Governance Committee will consider all stockholder recommendations for candidates for the Board, which should be sent to the Nominating and Corporate Governance Committee, c/o Secretary, Primoris Services Corporation, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201.

        The Nominating and Corporate Governance Committee will evaluate recommendations for Director nominees submitted by Directors, management or qualifying stockholders in the same manner, using the criteria stated above. All Directors and Director nominees will be required to submit a completed directors' and officers' questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

Succession Planning Committee

        In May 2011, the board of directors established a Succession Planning Committee and appointed Mr. Tinstman as Committee Chair with Mr. Pratt, our CEO, and Mr. Cook, our Independent Lead Director, as members. The purpose of the Committee is to coordinate the efforts of the Board and executive management in establishing the processes, procedures and practices that the Board and management will use to meet their succession planning responsibilities, including succession with respect to the position of CEO. In addition, the Committee has established contingency plans for the departure, death or disability of our CEO.

Board Role in Risk Oversight

        Our Board is responsible for oversight of our Company's risks. As with all companies, and especially with construction companies, we face a variety of risks in our business. Many of these risks have been included in Item 1A, "Risk Factors" in our Annual Report on Form 10-K, as filed with the SEC on March 7, 2013.

        The Board believes that having a system in place for risk management and implementing strategies responsive to our risk profile and exposures is the best way to identify in a timely manner specific material risks, but we can give no assurances that we will be able to identify or mitigate all possible risks in advance. In order to more efficiently provide oversight of these material risks, the Board has designated certain risk oversight responsibilities to relevant Board committees. The Audit Committee has the direct responsibility for risk oversight relating to accounting matters, financial reporting, enterprise, legal and compliance risks. To assist in this risk oversight function, the Audit Committee obtains assistance from the following: (1) our Chief Financial Officer, who is responsible for managing our risk management function, (2) our General Counsel, who is responsible for the Company's third party insurance programs and (3) our independent registered public accounting firm. The Audit Committee meets periodically with management and the independent auditors to review financial exposures. The Compensation Committee is responsible for risks related to employment policies and our compensation and benefits systems. The Nominating and Corporate Governance Committee oversees risks associated with our Code of Conduct, including compliance with listing standards for independent directors and committee assignments. The committee chairmen report any risk-related matters to the full Board at the next Board meeting and special meetings of the Board, if necessary.

        While the Board is responsible for risk oversight, the day-to-day risk management is the responsibility of the operating management and executive officers. Unlike some publicly traded companies, our executive officers maintain a significant ownership interest which results in an increased level of awareness about risk management and risk oversight throughout the management team and the Company.

Code of Ethics

        The Company has a Code of Ethics that complies with the rules and regulations adopted by the SEC and NASDAQ listing standards and are applicable to all of our Directors, officers and employees. The Code of Ethics is available in the Investor Relations section of our website at www.prim.com. We intend to post amendments to, or waivers, if any, from our Code of Ethics (to the extent applicable to our directors or its Chief Executive Officer, Principal Financial Officer, or Principal Accounting Officer) at this location on our website. Among other matters, this Code of Ethics is designed to promote:

  •
  honest and ethical conduct;

  •
  avoidance of conflicts of interest;

  •
  full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

  •
  compliance with applicable governmental laws and regulations and stock exchange rules;

  •
  prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

  •
  accountability for adherence to the Code of Ethics.

Policy Regarding Director Attendance at Annual Meetings of Stockholders

        Directors are strongly encouraged to attend our Annual Meetings of Stockholders, and we currently expect all of our directors to be in attendance at the Annual Meeting on May 3, 2013. All the directors were in attendance at the 2012 Annual Meeting. With the exception of Mr. Rosenfeld, all directors were in attendance at the 2011 Annual Meeting.

Stockholder Communications with the Board of Directors

        Stockholders may communicate with any of our directors, including our Chairman, or the chairman of any of the Committees of the Board, or the non-management directors, as a group, by writing to them at Primoris Services Corporation, c/o Secretary, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201. Please specify to whom your correspondence should be directed. The Secretary will promptly forward all correspondence to the Board or any specific committee member, as indicated in the correspondence, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as product-related or service-related inquiries, elsewhere within the Company for review and possible response.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We currently have a written policy, adopted by our Board, regarding the review, approval and ratification of any related party transaction. Under this policy, our Audit Committee will review the relevant facts and circumstances of each related party transaction, and either approve or disapprove the related party transaction. Any related party transaction may be consummated and continue only if the Audit Committee has approved or ratified such transaction.

        The following is a description of related party transactions during 2012 and the current period to which we have been a party, in which the amount involved exceeded $120,000, other than compensation and employment arrangements described elsewhere in this Proxy Statement. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's length transactions with independent third parties.

        From time to time we have entered into various transactions with Stockdale Investment Group, Inc. ("SIGI"). Our majority stockholder, Chief Executive Officer, President and Chairman of the Board, Brian Pratt, also holds a majority interest in SIGI and is the chairman, president and chief executive officer and a director of SIGI. John M. Perisich, our Senior Vice President, General Counsel and Secretary, is secretary of SIGI. During 2012 and the current period, we continued with the following related party transactions:

        We lease some of our facilities from SIGI. All of these leases were entered into at what are determined were market rates and are on similar terms as if negotiated with an independent third party.

        We lease properties from SIGI located in Bakersfield and Pittsburg, California, whose leases were expiring in the next several years. Mr. Tucker, a member of the Audit Committee, who has extensive real estate experience, oversaw the renewal of the leases and provided a report to the Audit Committee of his findings that the lease renewals were at market rates and terms. The Audit Committee recommended to the Board and the independent members of the Board approved the renewal of these two leases. The Bakersfield lease expires October 2022 and the Pittsburg lease expires April 2023. We also lease a property in San Dimas, California (lease expires March 30, 2019), and in Pasadena, Texas (lease expires in July 2019 and 2021). During the years ended December 31, 2012 and 2011, we paid $929,000 and $910,000, respectively, in lease payments to SIGI for the use of these properties.

        We lease a property from Roger Newnham, one of our stockholders and a manager at our subsidiary Born Heaters Canada. The property is located in Calgary, Canada. During the years ended December 31, 2012 and 2011, we paid $292,000 and $277,000, respectively, in lease payments to Mr. Newnham for the use of this property. The term of the lease is through December 31, 2014.

        Primoris leases a property from Lemmie Rockford, one of our stockholders, which commenced November 1, 2010. The property located in Toledo, Washington. During the years ended December 31, 2012 and 2011 we paid $90,000 and $90,000, respectively. The lease expires on January 15, 2015.

        As a result of the November 2012 acquisition of Q3 Contracting, the Company became party to leased property from Quality RE Partners, owned by three of the Q3 Contracting selling shareholders, of whom two are current employees, including Jay Osborn, President of Q3 Contracting. The lease commenced October 28, 2012. The property is located in Little Canada, Minnesota. During the year ended December 31, 2012, we paid $31,000 in lease payments to Quality RE Partners for the use of the property. The lease expires on October 27, 2022.

DIRECTOR COMPENSATION

        Directors who also are employees of the Company or any of its subsidiaries do not receive additional compensation for serving as Directors. Compensation for employee Directors is determined by the Board's Compensation Committee and is discussed further in the Compensation Discussion and Analysis section of this proxy.

        From July 2008 through April 2011, compensation for independent Directors was paid in cash. At a meeting on May 6, 2011, the Board of Directors adopted changes to the compensation program for the independent directors based on a recommendation by the Compensation Committee. The changes were the result of Compensation Committee deliberations including information provided by an independent consulting firm. As part of its annual review of director compensation, the Compensation Committee recommended that for 2012, director compensation would remain at the levels established in 2011.

        Current compensation includes the following components:

  •
  Cash payments of $27,500 made for the second and fourth calendar quarters of each year.

  •
  In lieu of cash payments in the first and third calendar quarters of each year, the Directors are issued common stock with an approximate value of approximately $36,667 each. The common stock cannot be traded for a period of one year from the date of issuance. The number of shares is determined using the average of the closing prices of the Company common stock on NASDAQ for the one-month period prior to the beginning of the quarter. The shares are issued pursuant to the Primoris 2008 Long-Term Equity Incentive Plan.

  •
  Additional annual cash compensation as follows:

  •
  $20,000 to the Chairman of the Audit Committee

  •
  $15,000 to the Chairman of the Compensation Committee

  •
  $15,000 to the non-employee chairman of any other committees established by the Board of Directors.

        In addition, Directors are reimbursed for expenses incurred in connection with Board and Board Committee meetings and assignments.

        The table below details the compensation earned by our non-employee Directors in 2012.

Non-Employee Director	Fees Earned or Paid in Cash	Non-Equity Incentive Plan Compensation(1)	All Other Compensation	Total
Peter C. Brown	$75,000	$73,334	$—	$148,334
Stephen C. Cook	$70,000	$73,334	$—	$143,334
Eric S. Rosenfeld	$55,000	$73,334	$—	$128,334
Robert A. Tinstman	$70,000	$73,334	$—	$143,334
Thomas E. Tucker	$55,000	$73,334	$—	$128,334

(1)
Stock Awards and Option Awards:    Independent Directors were issued shares of restricted common stock in the first and third quarters of 2012, with a value of approximately $36,667 each based on the average closing price of stock for December 2011 and July 2012, respectively. Each director received 2,479 shares in February 2012 and 3,056 shares in August 2012 under this arrangement. The Company has never issued stock options as director compensation and there are no outstanding equity awards.

 STOCK OWNERSHIP

Security Ownership of 5% or Greater Stockholders, Directors, Director Nominees and Executive Officers

        The following table sets forth information with respect to beneficial ownership of Common Stock for (a) those persons known by management of the Company to beneficially own 5% or more of our Common Stock (other than executives and Directors), (b) each Director and Director nominee, (c) the Named Executive Officers listed in the Summary Compensation Table under "Executive Compensation" (which includes (i) our current Chief Executive Officer, (ii) our current Chief Financial Officer, (iii) our three most highly compensated executive officers and (iv) our two most highly compensated employees who are not executive officers.), and (d) all of our executive officers and Directors as a group. The information for the officers and Directors is provided as of April 8, 2013 and the information for 5% or more stockholders is as of the most recent filings with the SEC.

        Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, the persons named in the table have "sole voting and investment power" and "shared voting and investment power", as indicated below, with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable.

        For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group plus the number of shares of Common Stock that such person or group has the right to acquire on or within 60 days after April 8, 2013 divided by the sum of the 51,562,284 shares of Common Stock outstanding on April 8, 2013, plus the number of shares of Common Stock that such person or group has the right to acquire on or within 60 days after April 8, 2013. The Company is not aware of any arrangement or pledge of Common Stock that could result in a change of control of the Company.

	Amount and Nature of Beneficial Ownership(1)
Name	Shared Investment Power	Sole Investment Power	Shared Voting Power	Sole Voting Power	Shared and Sole Voting Power—Total	Percentage of Common Stock Outstanding(2)
5% or Greater Stockholders (other than executives and Directors):
Wells Fargo & Company(3)	—	3,181,266	—	3,181,266	3,181,266	6.17%
Named Executive Officers and Directors:
Brian Pratt(4)	97,810	12,785,504	97,810	12,791,554	12,889,364	25.00%
Scott E. Summers(5)	28,404	977,295	993,172	18,199	1,011,371	1.96%
John P. Schauerman(6)	—	964,060	964,060	—	964,060	1.87%
John M. Perisich(7)	—	140,428	—	144,966	144,966	*
Peter J. Moerbeek	—	27,377	—	32,671	32,671	*
Eric S. Rosenfeld(8)	56,840	405,508	56,840	411,060	467,900	*
Stephen C. Cook	—	5,544	—	11,096	11,096	*
Thomas E. Tucker(9)	4,136	14,444	4,136	19,996	24,132	*
Peter C. Brown	—	5,444	—	10,996	10,996	*
Michael D. Killgore	—	431,986	—	436,524	436,524	*
Robert A. Tinstman	—	5,444	—	10,996	10,996	*
Timothy R. Healy	—	272,048	—	276,586	276,586	*
All Directors, nominees and executive officers as a group (12 individuals)					16,280,662	31.57%

*
Indicates beneficial ownership of less than one percent of total outstanding Common Stock.

(1)
This table lists voting securities, including shares held of record, shares held by a bank, broker or nominee for the person's interest and shares held through family trust arrangements.

(2)
Beneficial shares with both sole and shared voting power as a percentage of Common Stock outstanding as of April 8, 2013, or 51,562,284 shares.

(3)
Based on information set forth in the Schedule 13G/A filed with the SEC on February 13, 2013. The principal business address of Wells Fargo & Company is 420 Montgomery St., San Francisco, California 94104.

(4)
Includes 12,791,554 shares of Common Stock held directly by Brian Pratt and indirectly by Barbara Pratt, as the spouse of Mr. Pratt, and 97,810 shares of Common Stock owned directly by Ms. Pratt and indirectly by Mr. Pratt.

(5)
Represents 18,199 shares of Common Stock owned directly by Scott E. Summers and 964,768 shares of Common Stock owned directly by the Summers Family Trust, and indirectly by Scott E. Summers, as trustee of the trust. Additionally, 28,404 shares of stock are held by Scott Summer's children's trusts with Patrick Summers, the brother of Scott E. Summers, as trustee of the children's trusts.

(6)
Represents 964,060 owned directly by the Schauerman Family Trust and indirectly by John P. Schauerman and Claudia H. Schauerman as trustees.

(7)
Represents 144,966 shares of Common Stock owned directly by the Perisich Family Trust dated July 11, 2007 and indirectly by John M. Perisich, as trustee of the trust.

(8)
Includes 411,060 shares of Common Stock held directly by Eric Rosenfeld, 56,840 shares of Common Stock held by the Rosenfeld Children's Successor Trust U/A dated 8/20/2012, of which Mr. Rosenfeld's ex-wife, Lisa Rosenfeld, is the sole trustee.

(9)
Includes 10,996 shares of Common Stock held directly by Thomas E. Tucker, 9,000 shares of Common Stock held by the Tucker Family Trust U/A dated 12/21/1998, a revocable trust, of which Thomas E. Tucker is a trustee and beneficiary, 1,303 shares of Common Stock held by SaraJen Capital, LLC. a California Limited Liability Company, of which Mr. Tucker is a one-third member and sole manager with full dispositive power over such shares, and 2,833 shares of Common Stock held by Josephine Tucker-Arenson TTEE U/A DTD 4-30-1996, of which Mr. Tucker holds power of attorney.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers, Directors and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in ownership with the SEC.

        As of the date of this Proxy Statement, and based solely on our review of the copies of such reports furnished to us and written representations from our executive officers and Directors, we believe that all reports needed to be filed by current Section 16 reporting persons have been timely filed for the year ended December 31, 2012, with the exception of three Form 4's for Eric S. Rosenfeld, each covering one transaction for a total of 58,514 shares and two Form 4's for Michael D. Killgore, each covering one transaction for a total of 25,100 shares, which were inadvertently not filed on a timely basis.

PROPOSAL 2—APPROVE THE ADOPTION OF 2013 EQUITY INCENTIVE PLAN
(Item 2 on Proxy Card)

General Information

        The Board of Directors is requesting that stockholders vote in favor of adopting the 2013 Equity Incentive Plan ("2013 Plan"). The 2013 Plan is intended to replace the 2008 Long-Term Incentive Equity Plan ("2008 Plan") which was adopted by our stockholders in July 2008. The 2008 Plan is currently the sole plan for providing equity incentive compensation to eligible employees, non-employee directors and eligible consultants. At the time of its adoption, 1,520,000 shares were reserved for issuance, and 393,725 shares have been issued, leaving 1,126,275 shares available for issuance. If this proposal is approved, the 1,126,275 shares would be transferred to the 2013 Plan and 1,400,000 shares would be added to the authorized grant amount increasing the total available for issuance to 2,526,275 shares. No further share issuance would be allowed under the 2008 Plan. If our award practices were to change, we would expect to seek stockholder approval for additional shares at a future date.

        The Board believes that the proposed 2013 Plan is in the best interests of the stockholders and the Company, as equity awards granted under the 2013 Plan will help attract, motivate and retain talented employees, non-employee directors and consultants; will help align employee and stockholder interests; will help link employee compensation with Company performance; and will maintain our culture of employee stock ownership. The following summary of major features of the proposed 2013 Plan is qualified in its entirety by reference to the actual text of the 2013 Plan, which is included as an appendix to this proxy statement.

        The proposed plan updates the language and more clearly articulates the responsibility of the Compensation Committee, especially in the making of performance awards and the effects of Section 409A of the Internal Revenue Code. Our original plan (2008 Plan) was adopted as part of the transactions that made Primoris a public company. Our stockholder composition has changed significantly since that time and today is more similar to that of the other publicly traded construction companies. Approval of the 2013 Plan, by our current stockholders, would extend the expiration date for equity awards by five years, providing some certainty for the continuation of our equity awards. Please note that if the proposal is not approved, we will retain the ability to make equity awards under the terms of the 2008 Plan.

        Addition of 1.4 million shares to fund the 2013 Plan.    The Board is recommending approval of an additional 1.4 million shares available for issuance under the 2013 Plan. With the proposed transfer of the remaining shares from the 2008 Plan, the total number of shares available for issuance would be 2,526,275 shares. The increase would allow us to continue our long-term equity plan share issuance for executives and managers of acquired companies, as well as provide availability for incentive or retention awards.

        As shown in the table that follows, we have used the 2008 Plan to issue shares to both employees and as part of the compensation to our non-employee directors. In 2009, we adopted our Long-term Incentive Plan ("LTI Plan") for certain executives and managers. A part of the LTI Plan provides participants the opportunity to purchase shares of common stock from the Company at a discount to market for up to 16.7% of their annual bonus award. In 2011, the compensation for non-employee directors was changed to include share-based payments twice each year.

 2008 Plan—Equity Shares Awarded

Year	Shares Awarded Under LTI Plan	Shares Awarded to Non-employee Directors	Shares Remaining at end of Period
2008	—	—	1,520,000
2009	—	—	1,520,000
2010	94,966	—	1,425,034
2011	111,790	14,825	1,298,419
2012	131,989	27,675	1,138,755
To date 2013	—	12,480	1,126,275

        Shares issued under the LTI Plan are issued in the first quarter of the year following the annual bonus award. Our Named Executive Officers (seven persons) were awarded 23%, 28% and 33% of the total shares awarded through the LTI Plan in 2012, 2011, and 2010, respectively. Shares issued to non-employee directors are issued for the first and third calendar quarters of the year.

        In considering the proposed increase in the number of shares available under the 2013 Plan, we considered the impact of both dilution and overhang. Dilution is total equity awards granted less cancellations, divided by the total common equivalent shares outstanding at the beginning of the year. Since 2008, dilution has been less than 0.35% in each year. Overhang is the equity awards outstanding but not exercised, plus equity awards available to be granted, divided by the total common equivalent shares outstanding at the end of the year. At the end of 2008, our overhang was 5.1%. Since then, our overhang has declined to 2.2% at the end of 2012. Approval of the 2013 Plan will increase our overhang to 4.9%.

Key Provisions of the Proposed 2013 Plan

        The following is a summary of certain provisions of the 2013 Plan:

Plan Term:	May 4, 2013 to May 3, 2023
Eligible Participants:	Awards may be granted only to Employees, Consultants and Directors
Shares Available:	Total of 2,526,275 shares, including 1,126,275 transferred from the 2008 Long-term Incentive Equity Plan. No shares will remain for issuance in the 2008 Plan
Award Types:	(1)	Stock options
	(2)	Stock appreciation rights (SARs)
	(3)	Stock awards
	(4)	Restricted stock unit awards
	(5)	Performance awards
	(6)	Other stock based awards
Option/SAR Terms:	Stock options and SARs will have a term of no longer than 10 years

162(m) Share Limits:

In order for the awards granted under the plan to be eligible for treatment as performance-based compensation that will not be subject to the $1 million limitation on tax deductibility for compensation paid to specified executive officers Section 162(m) of the tax code requires that the maximum number of shares awarded to an individual must be approved by the stockholders. Accordingly, the plan limits awards granted to an individual to:

	(1)	No more than 200,000 shares subject to stock options or SARs to an individual participant annually
	(2)	No more than 200,000 shares subject to stock awards and restricted stock unit awards to an individual participant annually
	(3)	No more than 200,000 shares subject to performance shares to an individual participant annually
These combined limits are greater than we have awarded to any individual in the past.
Vesting:	As determined by the Committee.
Not permitted:	(1)	Granting of stock options or SARs at a price below the market value of Primoris stock on the date of the grant
	(2)	Unless approved by stockholders, cancellation of stock options or SARs and a grant in substitution thereof of new options or SARs having a lower exercise price, or amending outstanding stock option or SAR agreements to reduce their exercise price.

Eligibility

        Employees of Primoris and its subsidiaries and affiliates and non-employee directors are eligible to receive awards. In addition, persons engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to the Company are eligible. There are approximately 500 employees, non-employee directors, officers and consultants that are eligible to participate.

Dividends

        Unless otherwise provided for by the Committee, no adjustment shall be made in shares issuable under awards due to cash dividends that may be paid or other rights that may be issued to holders of shares prior to their issuance under any award. The Committee shall specify whether dividends or dividend equivalents are to be paid with respect to the shares, subject to any awards that have not vested or been issued, or that are subject to any restrictions or conditions on the record date for dividends.

Eligibility under Section 162(m) of the Internal Revenue Code

        Awards may, but not need to, include performance criteria that satisfy Section 162(m) of the Internal Revenue Code of 1986, as amended (tax code). For performance based awards, the Committee will establish performance goals with respect to one or more measures of business or financial performance. Performance measures may be one or more of the following, as determined by the Committee:

  •
  revenue;

  •
  sales;

  •
  expenses;

  •
  operating income;

  •
  gross margin;

  •
  operating margin;

  •
  earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

  •
  pre-tax profit;

  •
  net operating income;

  •
  net income;

  •
  economic value added;

  •
  free cash flow;

  •
  operating cash flow;

  •
  stock price;

  •
  earnings per share;

  •
  return on stockholder equity;

  •
  return on capital;

  •
  return on assets;

  •
  return on investment;

  •
  total stockholder return

  •
  tangible net worth

  •
  employee satisfaction;

  •
  employee retention;

  •
  balance of cash, cash equivalents and marketable securities;

  •
  market share;

  •
  number of customers;

  •
  customer satisfaction;

  •
  product development;

  •
  completion of a joint venture or other corporate transaction;

  •
  completion of identified special project; and

  •
  overall effectiveness of management.

        These performance measures may be applied individually, alternatively, or in any combination, either to the Company as a whole or to a business unit or subsidiary. They may be measured annually or cumulatively over a period of years. Furthermore, they may be measured on an absolute basis or relative to a pre-established target, to previous years' results, or to a designated comparison group, in each case as specified by the Committee at the time of award.

 Transferability

        In general, awards under the 2013 Plan are transferable only by will or the laws of descent and distribution, or to the extent otherwise determined by the Committee. The Committee has sole discretion to permit the transfer of an award.

Administration

        The 2013 Plan will be administered by the Compensation Committee of the Board of Directors (Committee). All questions of interpretation of the 2013 Plan or of any award shall be determined by the Committee. Subject to the provisions of the 2013 Plan, the Committee shall have the full and final power and authority, in its discretion, to determine the persons to whom, and the time or times at which, awards shall be granted; to determine the terms, conditions and restrictions applicable to each award; to determine whether an award will be settled in shares of stock, cash, or in any combination thereof; to approve one or more forms of Award Agreement; to amend, modify, extend, cancel or renew any award or to waive any restrictions or conditions applicable to any award or any shares acquired pursuant thereto; to accelerate, continue, extend or defer the exercisability or vesting of any award or any shares acquired pursuant thereto; to prescribe, amend or rescind rules, guidelines and policies relating to the 2013 Plan, or to adopt sub-plans or supplements to, or alternative versions of, the 2013 Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted awards; and to correct any defect, supply any omission or reconcile any inconsistency in the 2013 Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the 2013 Plan or any award as the Committee may deem advisable to the extent not inconsistent with the provisions of the 2013 Plan or applicable law.

Clawback Provision for Executive Officers

        For any participant who is determined by the Board to be an "Executive Officer", the following applies: If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company as a result of misconduct with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

Plan Amendments Requiring Stockholder Approval

        The Board may terminate, amend or suspend the 2013 Plan at any time, provided that no action is taken by the Board (except those described in "Adjustments") without stockholder approval to:

  •
  increase the number of shares that may be issued under the 2013 Plan;

  •
  grant stock options or SARs at less than market value;

  •
  reprice, repurchase or exchange stock options or SARs that are "out of the money";

  •
  extend the term of the 2013 Plan;

  •
  change the persons eligible to participate in the 2013 Plan; or

  •
  otherwise implement any amendment required to be approved by stockholders under NASDAQ rules.

Adjustments

        In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of our common stock, or any similar equity restructuring transaction (as that term is used in ASC 718) affecting our common stock, the Committee will equitably adjust the number and kind of shares available for grant under the 2013 Plan, and subject to the limitations and restrictions set forth in the 2013 Plan, the number and kind of shares subject to outstanding awards under the 2013 Plan, and the exercise or settlement price of outstanding stock options and awards.

        The impact of a change of control, merger or other reorganization of Primoris on outstanding awards will be specified in the agreement related to a merger or reorganization or will be determined at the time of issue of an award by the Committee, subject to the provisions of the 2013 Plan. These agreements, or the award document, may provide for assumption of outstanding awards, accelerated vesting, accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

U.S. Federal Tax Consequences

        The federal tax rules applicable to awards under the 2013 Plan are summarized below. This summary omits the tax laws of any municipality, state or foreign country within which a participant resides. Stock option grants under the 2013 Plan may be intended to qualify as incentive stock options under Section 422 of the tax code or may be non-statutory stock options governed by Section 83 of the tax code. Generally, federal income tax is not due from a participant upon the grant of a stock option, and a deduction is not taken by the company. Under current tax laws, a participant exercising a non-statutory stock option will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price. We are entitled to a corresponding deduction on our tax return. A participant will not have taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that the alternative minimum tax may apply), and we will not receive a deduction when an incentive stock option is exercised. At the time of disposition of shares acquired through the exercise of a stock option, the tax treatment depends on how long the shares were held and whether the shares were acquired by exercising an incentive stock option or non-statutory stock option. We may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable tax holding periods have been satisfied.

        Generally, tax is not due when a stock award, restricted stock unit or performance award is initially made, but the award becomes taxable when it is no longer subject to "substantial risk of forfeiture" (it becomes vested or transferable) or when the shares are issued. Income tax is paid at ordinary rates on the fair market value at the time that the restrictions lapse. The Company receives a deduction at the time that the participant incurs a tax liability.

        Section 409A of the tax code provides additional tax rules governing non-qualified deferred compensation. Generally, Section 409A will apply to non-statutory stock options, restricted stock units, stock awards or performance awards that permit a participant to elect one or more dates on which the award will be settled. Section 409A limits the time that distributions may be made.

        As discussed earlier, awards granted under the 2013 Plan may be structured to qualify as performance-based compensation under Section 162(m) of the tax code. For stock awards, restricted stock units or performance awards to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria of the 2013 Plan, as established by a committee consisting of two or more outside directors. In addition, the material terms of the performance goals under which compensation may be paid must be disclosed and approved by the stockholders. For purposes of Section 162(m), the material terms include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid an individual under the performance goal. With respect to the various types of awards under the 2013 Plan, each of these aspects is discussed above, and shareholder approval of the 2013 Plan will be deemed to constitute approval of each of these elements of the 2013 Plan for purposes of the approval requirements of Section 162(m).

New Plan Benefits

        The benefits that will be awarded or paid under the 2013 Plan are not currently determinable. Awards granted under the 2013 Plan are within the discretion of the Committee, and the Committee has not determined future awards or who might receive them. As of March 25, 2013, the closing price of Primoris common stock was $21.80 per share.

Required Vote

        The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

Recommendation of the Board

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE 2013 EQUITY INCENTIVE PLAN.

PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 3 on Proxy Card)

General

        We are asking the stockholders to ratify the Audit Committee's appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board ("PCAOB"), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. If the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

        A Moss Adams, LLP representative is expected to attend the 2013 Annual Meeting of the Stockholders. He will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate stockholder questions.

        The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Moss Adams, LLP as our independent registered public accounting firm for 2013.

        THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013.

 Independent Registered Public Accounting Firm Fees and Services

        All fees billed by Moss Adams, LLP, have been approved in advance by the Audit Committee of the Board of Directors. The following is a summary of the fees billed for professional services for the fiscal years ended December 31, 2012 and 2011:

Fee Category	Calendar Year 2012 Fees	Calendar Year 2011 Fees
Audit Fees(1)	$665,000	$586,000
Audit Related Fees(2)	147,500	178,400
Tax Fees(3)	101,500	71,107

Total Fees	$914,000	$835,507

(1)
Fees for audit services consist of the fees associated with the annual audit, for quarterly SAS 100 reviews and reviews of our Quarterly Reports on Form 10-Q.

(2)
Audit related fees include proxy filings, registration statement and standalone audits for Primoris subsidiaries.

(3)
Tax fees include professional services rendered for tax compliance (preparation and review of tax returns), tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee has adopted policies and procedures regarding the pre-approval of the performance by Moss Adams, LLP of certain audit and non-audit services. Moss Adams, LLP has been instructed to obtain advance approval of any other services, except as may otherwise be provided by law or regulation. All services listed above were approved by the Audit Committee.

Audit Committee Report

        The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act or the Securities Exchange Act, except to the extent we specifically incorporate this report by reference.

        The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, (ii) the independent registered public accounting firm's qualifications, independence and performance, (iii) our accounting and financial reporting processes, (iv) our compliance with financial legal and regulatory requirements, and (v) the audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee.

        Management has the primary responsibility for the preparation of the financial statements and the reporting process. Our management has represented to the Audit Committee that the consolidated financial statements for the fiscal year ended December 31, 2012 were prepared in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing these consolidated financial statements. In the performance of its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with management the critical accounting policies that were applied in the preparation of our consolidated financial statements. The Audit Committee also discussed with management the process for certifications by our Chief Executive Officer and our Executive Vice President, Chief Financial Officer. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

        In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with them their independence from the Company and its management. The Audit Committee also evaluated whether the independent registered public accounting firm's provision of non-audit services to us was compatible with the auditor's independence and determined it was compatible.

        The Board determined that the Audit Committee members meet the independence requirements of Rule 10A-3 of the Exchange Act and applicable NASDAQ independence rules.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

March 5, 2013

Peter C. Brown (Chairman)
Stephen C. Cook
Thomas E. Tucker

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

        In this section we explain how the Compensation Committee of the Board of Directors oversees our executive compensation program and discusses compensation earned by the following executive officers who are considered "Named Executive Officers": (i) our Chief Executive Officer, (ii) our Chief Financial Officer, (iii) our three most highly compensated executive officers and (iv) our two most highly compensated employees who are not executive officers. For 2012, our Named Executive Officers were:

  •
  Brian Pratt, 61, Chairman of the Board, Chief Executive Officer and President

  •
  Peter J. Moerbeek, 65, Executive Vice President, Chief Financial Officer

  •
  Michael D. Killgore, 56, Executive Vice President, Director of Construction Services

  •
  John P. Schauerman, 56, Executive Vice President, Corporate Development

  •
  John M. Perisich, 48, Senior Vice President, General Counsel and Secretary

  •
  Scott E. Summers, 54, Co-President, Underground, ARB, Inc., and

  •
  Timothy R. Healy, 53, Co-President, Industrial, ARB, Inc.

        Our compensation programs apply broadly to all officers and management persons at the Company with modifications to reflect the different management levels and types of responsibilities. The Company's goal is to align compensation so that all management levels are committed to the Company's corporate objectives of achieving both near- and long-term profitable growth.

        In overseeing the executive compensation policies and practices for the company, the Committee recognizes several unique cultural elements associated with the transition of a successful privately owned company to a successful publicly traded company. Our present CEO became majority owner of the private company in 1983 and has served as CEO since that time. At the time that we became a publicly traded company in July 2008, ownership was held by 42 employees, directors and associates, each of whom had purchased their ownership interest. Many of these same owners remain executives and managers at this time. This ownership culture aligns the interests of the Company executives and managers with those of our stockholders.

        The ownership culture has emphasized a focus on balance sheet metrics such as tangible net worth and cash collections as well as earnings. Prior to becoming a public company, it was the practice to provide annual discretionary bonus awards based on overall financial and non-financial performance. These discretionary awards were not tied to attaining a specific financial result; that is, there was no mathematical formula for determining bonus amounts. The Committee has maintained the program in place at the time we became a public company. As discussed below, the Committee reviews salary and annual bonus amounts compared to salary and bonus levels of prior years and the company's overall performance. To date the Committee has not made any equity awards specifically for any executives.

        Based on our financial performance, as outlined in the 2012 Highlights section below, and the fact that there has been virtually no turn-over at the senior and executive management levels of the Company, we believe that our current compensation practices and ownership culture has served us and our stockholders well. However, both our Compensation Committee and executive management recognize that we may need to consider changes that align our practices more closely to those of other publicly traded companies. These practices may include establishment of more formulaic annual incentive calculations, a more formulaic total bonus amount and the use of stock and performance awards to use in incentive and retention programs. In order to attract executives who may have compensation expectations more in line with the general market processes, the Compensation Committee may need to begin a transition process. The Committee intends to work with its independent consultants to consider alternatives. The Committee's goal is to establish compensation practices that will be aligned closer with the market practices without changing the parts of the culture that have led to the Company's success.

2012 Highlights

        In considering compensation, the following summarizes the Company's financial results for 2012:

  •
  Revenues increased by 5.6% from 2011 to a record $1.54 billion. This increase occurred even after the completion of the Ruby pipeline project which contributed over $260 million in revenues in 2011.

  •
  In spite of the end of the large pipeline project and a reduction in joint venture income, earnings per share of $1.10 a decline of only 3.5% from 2011.

  •
  The Company successfully completed four new acquisitions during 2012, which contributed over $112 million in revenues.

  •
  For both 2011 and 2012, total shareholder return was among the highest of the publicly traded engineering and construction companies. Total shareholder return for 2012 grew by 116% since we became public in August 2008 compared to a reduction of 17% for our Peer group over the same period.

  •
  Positive cash flow from operations grew to a record of $98 million and year-end cash and cash equivalents and short term investment levels increased by $17.6 million from the prior year.

  •
  Tangible net worth increased from $152 million at December 31, 2011 to $164 million at December 31, 2012 even with the acquisitions.

  •
  Backlog grew to $1.35 billion, an increase of 15.5% over the prior year.

Compensation Methodology

        Our goal is to create an executive compensation program that will adequately reward our executives for their roles in creating value for our stockholders. Our Compensation Committee is charged with reviewing our executive officers' cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to our executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies within our industry. We intend to be competitive with other similarly situated companies in our industry.

        The executives' compensation has two primary components: salary and cash incentive bonus. We view the two components of executive compensation as related, but each is a distinct part of overall compensation. Although our Compensation Committee reviews total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We anticipate determining the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance and other information deemed relevant and timely.

Benchmarking

        We believe it is important when making compensation-related decisions to be informed as to current practices of similarly situated publicly held companies in the engineering, construction and related industries. The Compensation Committee, with assistance from its independent consultant, considers the compensation levels at other companies in our industry. We do not view benchmarking as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, but we believe that gathering and reviewing this information should be a part of our compensation-related decision-making process. In using its collective judgment in setting executive pay, the Compensation Committee uses benchmarking as one consideration; however, at this time the Committee's decisions are based primarily on recommendations from our Chief Executive Officer, the Compensation Committee's evaluation of the executive's performance, the overall Company performance and our overall compensation strategy. Using proxy information available for 10 publicly traded engineering and construction companies, total 2011 compensation for the top four Company officers is in the lowest quartile compared to total compensation for the top four officers of the other industry companies. The 10 publicly traded companies included Chicago Bridge & Iron Company, EMCOR Group, Inc., Fluor Corporation, Granite Construction, Inc., KBR, Mastec, Inc., Matrix Service Company, Quanta Services, Inc., Sterling Construction Company, Inc. and Willbros Group, Inc.

Processes and Procedures for Determining Executive Compensation

        The Compensation Committee approves the structure of the executive compensation program and directly sets compensation for eight of the Company's executive officers. The Committee is involved in all matters where approval by our Compensation Committee members is appropriate for tax or regulatory reasons. The following describes the roles of other key participants in the process.

The Role of Executives

        Our Chief Executive Officer is responsible for reviewing the compensation and performance of the executive officers. He makes recommendations to the Compensation Committee regarding adjustments in compensation for the executive officers. The Chief Executive Officer also makes recommendations for discretionary annual short-term bonus amounts. The Compensation Committee relies on the Chief Executive Officer's recommendations and on its evaluation of current individual and business performance and historical individual and business performance. Our CEO is not present in and does not participate in the discussion of any elements of his compensation with the Compensation Committee.

        Our Executive Vice President, Chief Financial Officer facilitates the flow of information between the Company, the compensation consultant and the Compensation Committee. In this role, he communicates with the compensation consultant at the direction of the Compensation Committee.

The Role of External Advisors

        The Compensation Committee has engaged Pay Governance, LLC as independent consultants to help it with its responsibilities. The Committee considered independence factors under Dodd-Frank and NASDAQ rules and concluded that the work performed by Pay Governance did not present any conflict of interest.

Key Elements of Executive Officer Compensation

        The primary elements of our executive officer compensation program discussed below include the following items:

  •
  Base salary;

  •
  Annual short-term bonuses;

  •
  Long-term incentive deferred compensation;

  •
  Long-term equity awards;

  •
  Severance benefits; and

  •
  Other compensation benefits.

  Base Salary

        2012 Base Salary Amounts.    In accordance with past practices, base salaries for all employees are reviewed annually in July, subject to terms of employment agreements. Based on recommendations made by our Chief Executive Officer and approved by our Compensation Committee and the independent directors of our Board, the following table shows changes which were effective on August 6, 2012:

Name	2012 Base Salary	2011 Base Salary	% increase
Brian Pratt	600,000	550,000	9.1
Peter J. Moerbeek	415,000	400,000	3.8
Michael D. Killgore	385,000	367,500	4.8
John P. Schauerman(1)	290,000	290,000	N/A
John M. Perisich	330,000	300,000	10.0
Scott E. Summers	360,000	325,000	10.8
Timothy R. Healy	360,000	325,000	10.8

(1)
In July 2012, Mr. Schauerman notified the Committee that he was contemplating retirement from the company. The Committee chose to leave his base pay amount at the same level as 2011. Subsequently, Mr. Schauerman decided that his last day as an employee will be May 25, 2013. He began a transition that will end on that date. During the transition period, his base pay rate was reduced to half of the amount of his 2012 base salary.

  Annual Short-Term Bonuses.

        We use cash incentive bonuses for executives to focus them on achieving key operational and financial objectives within a yearly time horizon and to provide a reward for annual performance. In 2009, we adopted a bonus plan with an elective deferral alternative, and we made significant modifications to the plan in 2010. The current Long-term Incentive Plan ("LTI Plan") combines elements of an annual bonus and a longer-term equity opportunity with the intent to provide an incentive for continuing employment. Under terms of the current LTI Plan, annual bonus amounts are paid over a two-year period with one-half of the amount payable immediately and one-half deferred for one year. The deferred amount is a general obligation of the Company, but provides no interest or other income to the participants. Except in the case of death, disability or involuntary separation from service, the deferred compensation is vested to the participant only if employed by the Company on the payment date of bonus amounts the following year. The amount of compensation deferred under this plan is calculated each year based on the current year bonus amount.

        Participation in the LTI Plan is based on the recommendation of a senior manager and approval of the Chief Executive Officer and is elective to each participant. Participants have the ability to voluntarily resign from the plan effective at the end of each calendar year. All of the executives for whom the Committee directly approves compensation are participants in the LTI.

        In February 2013 after preliminary completion of the audited financial results, our Chief Executive Officer made recommendations for 2012 bonuses for the Company's executive officers and discussed these amounts and the reasons for his recommendations with the Compensation Committee. In addition, the Compensation Committee received recommended total bonus amounts for all Company employees for 2012.

        The Compensation Committee recognized that historically there have been no specific targets against which to calculate annual bonus amounts. While the goal of the executive management team is to continue to profitably grow the value of the business over the long term, it has been the Company's practice to not set specific individual goals for any of the executives at the start of each year. Instead, at the end of the year, the Chief Executive Officer and the Compensation Committee review the overall performance of the Company and the contributions made by the top eight executives for whom the Compensation Committee recommends salary levels and annual bonus amounts.

        In determining its recommendations, the Compensation Committee recognized the Company's overall performance as summarized in the 2012 Highlights section above, and the Committee discussed with the Chief Executive Officer the performance of the executive management team. The Committee then met in executive session to make its recommendations using its professional judgment and experience and a comparison to prior performance and annual award levels. Included in the deliberations was a discussion of the Chief Executive Officer's performance and the amount of his annual award. After their deliberations, the Compensation Committee approved overall bonus amounts and recommended annual bonus amounts for specific executive officers. These recommendations were approved by the independent directors of the Board, voting in an executive session.

        The following table shows the approved 2012 bonus amounts compared to the amounts for the previous year:

Name	2012 Bonus Amount	2011 Bonus Amount	% increase
Brian Pratt	400,000	300,000	33.3
Peter J. Moerbeek	350,000	335,000	4.5
Michael D. Killgore	300,000	325,000	(7.7)
John P. Schauerman(1)	—	150,000	N/A
John M. Perisich	300,000	300,000	—
Scott E. Summers	375,000	345,000	8.7
Timothy R. Healy	300,000	335,000	(10.4)

(1)
As noted above, Mr. Schauerman announced his retirement from the company, effective May 25, 2013.

        Long-Term Equity Awards.    We have a long tradition of encouraging management ownership of Company stock. To date, there has not been an award of equity; instead equity ownership has required a financial contribution from its managers. In 2009, the Compensation Committee and the Board approved adoption of the LTI Plan which allows each participant the opportunity to purchase, on an elective basis, an amount equal to 1/6 of their earned bonus amount to purchase Company common stock at a 25% discount to the market price. The market price is calculated as the average closing price of the Company's shares for the previous month. For the 2011 LTI Plan, the shares were purchased at $11.09 per share based on the discount from the average closing price for December 2011 of $14.79 per share. For the 2012 LTI Plan, the shares were purchased at $11.02 per share based on the discount from the average closing price for December 2012 of $14.69 per share. Each year the Company records the estimated cost of the discount in its LTI Plan accrued amount, and each participant is responsible for the income tax consequences of the discounted stock purchase. All discounted shares issued under the LTI Plan are restricted from sale for a six month period after issuance. These shares have been issued under the provisions of our 2008 Plan, which was adopted by the Board and was approved by the stockholders in July 2008.

        For the 2011 LTI Plan year, a total of 188 executives and managers were eligible to participate in the stock purchase option of the LTI Plan. A total of 171 employees paid $1,239,751 of their 2011 bonus amount to purchase 111,790 shares of Company stock. For the 2012 LTI Plan year, a total of 223 executives and managers were eligible to participate in the stock purchase option of the LTI Plan. A total of 207 employees paid $1,454,519 of their 2012 bonus amount to purchase 131,989 shares of Company stock. Each of the Named Executive Officers purchased the maximum number of shares allowed under the terms of the LTI Plan, representing 28% and 23% of the purchases for the 2011 and 2012 LTI Plan years, respectively.

        Severance Benefits.    We currently have no Company-wide severance benefit plans. The employment agreements entered into by our executive officers provide for certain rights and obligations in the event of termination of employment, as more fully described in the following section entitled "Employment Agreements".

        Other Compensation Benefits.    We have established and maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans are available to all employees and do not discriminate in favor of executive officers. We may extend other perquisites to our executives that are not available to our employees generally.

Other Compensation Items

Clawback Policy

        For any participant who is determined by the Board to be an "Executive Officer", the following applies: If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company as a result of misconduct with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

Risk Assessment

        The Compensation Committee considered the risks associated with the Company's compensation policies and practices for executive officers and determined that it did not identify any risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the following considerations:

  •
  Extensive stock ownership by the executive management team

  •
  Conservative amount of the discretionary annual incentive compensation

  •
  Balanced approach to viewing Company performance and determining bonuses

  •
  Long-term nature of the executive team evidenced by negligible turn-over in executive management over time.

Executive Ownership Guidelines

        We encourage our executives to own Company common stock because we believe that stock ownership provides a strong alignment of interests between executives and stockholders. Because most of our executives were significant owners in our predecessor companies or acquired significant stock ownership at the time of an acquisition, the Compensation Committee does not believe that a specific stock ownership goal would be meaningful at this time. Currently our Named Executive Officers own 31.6% percent of our total shares outstanding.

Tax Matters

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million in any one year with respect to its CEO and each of the next three most highly compensated executive officers (excluding the CFO). Certain performance-based compensation, however, is not subject to the deduction limit. The Company has structured the 2008 Long-Term Incentive Equity Plan, and the proposed 2013 Equity Incentive Plan, with the intention that certain performance awards made under the plan would qualify for tax deductibility. However, the Committee recognizes that certain incentive or retention stock awards may not qualify for tax deductibility above the Section 162(m) $1 million limitation.

Employment Agreements for Named Executive Officers

        In connection with the July 2008 transactions which resulted in Primoris becoming a publicly traded company, Brian Pratt, John P. Schauerman, John M. Perisich, Scott E. Summers and Timothy R. Healy entered into employment agreements with either us or one of our subsidiaries. Each employment agreement is for a five-year term, subject to earlier termination in certain circumstances, and may be extended by mutual agreement of the executive and the employing company. At present, the Compensation Committee is determining the future of these agreements.

        The employment agreements provide for a base salary, as well as for discretionary bonuses, in accordance with policies established by the Compensation Committee, and the provision of additional ("fringe") benefits to the covered employee, including personal use of the employer owned or leased automobiles, limited use of company aircraft and other perquisites.

        The employment agreements also require that we continue providing health benefits for one year if the employee's employment is terminated by us without cause (as defined in the employment agreement), except where comparable health insurance is available from a subsequent employer. The employment agreements also provide that, in the event of the termination of an employee's employment by us without cause, we will pay a lump sum equal to one-half of one year's base salary of such employee. See "Potential Payments Upon Termination", below.

        The employment agreements contain certain restrictive covenants that prohibit the executives from disclosing information that is confidential to us and our subsidiaries and generally prohibit them, during the employment term and for two years thereafter, from soliciting or hiring our employees or our subsidiary employees and from using our confidential information to divert any customer business or income from us, or to otherwise alter the manner in which a customer does business with us.

        Since July 2008, the Company has entered into similar employment agreements with Peter J. Moerbeek in February 2009 and with Michael D. Killgore in December 2009.

Compensation Committee Report

        The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included herein and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

March 5, 2013

Stephen C. Cook (Chairman)
Peter C. Brown
Robert A. Tinstman

Compensation Tables

        Summary Compensation Table.     The following table and accompanying notes provide summary information with respect to total compensation earned or paid by us or our subsidiaries to our Named Executive Officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Deferred Award ($)(3)	Stock or Option Awards ($)(4)	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total ($)
Brian Pratt	2012	569,230	200,000	200,000	—	54,148	24,356	1,047,734
Chairman of the Board, Chief	2011	510,577	150,000	150,000	—	21,731	16,105	848,413
Executive Officer and	2010	500,000	125,000	125,000	—	11,563	17,990	779,553
President
Peter J. Moerbeek,	2012	405,769	175,000	175,000	—	47,381	8,860	812,010
Executive Vice President,	2011	363,461	167,500	167,500	—	24,267	9,728	732,456
Chief Financial Officer	2010	350,000	150,000	150,000	—	13,876	18,545	682,421
Michael D. Killgore	2012	374,231	150,000	150,000	—	40,615	12,637	727,483
Executive Vice President,	2011	350,336	325,000	162,500	—	23,542	12,200	873,578
Director of Construction	2010	331,352	315,000	—	—	—	13,630	659,982
Services
John P. Schauerman	2012	231,441	—	—	—	—	13,258	244,699
Executive Vice President,	2011	275,768	75,000	75,000	—	10,866	16,351	452,985
Corporate Development	2010	275,000	100,000	100,000	—	9,252	23,913	508,165
John M. Perisich	2012	311,539	150,000	150,000	—	40,615	10,000	662,154
Senior Vice President and	2011	279,808	150,000	150,000	—	21,731	11,514	613,053
General Counsel	2010	260,417	112,500	112,500	—	10,408	11,514	507,339
Scott E. Summers	2012	338,462	187,500	187,500	—	50,764	14,362	778,588
Co-President, Underground,	2011	304,328	172,500	172,500	—	24,991	16,934	691,253
ARB Inc.	2010	300,000	150,000	150,000	—	13,876	21,160	635,036
Timothy R. Healy	2012	338,462	150,000	150,000	—	40,615	11,088	690,165
Co-President, Industrial,	2011	304,328	167,500	167,500	—	24,267	16,277	679,872
ARB Inc.	2010	300,000	125,000	125,000	—	5,782	12,027	567,809

(1)
Salary includes all regular wages paid to the Named Executive Officer and any amount that was voluntarily deferred by the Named Executive Officer pursuant to our 401(k) Plan.

(2)
Bonus includes the non-deferred portion of annual bonus earned for services during each fiscal year.

(3)
Deferred award includes deferred bonus compensation awarded in March for services during the prior fiscal year. Certain executives may, on an elective basis, be a participant in our LTI Plan. Under the LTI Plan, 50% of the annual cash award is deferred. Except in case of death, disability or involuntary separation from service, the deferred compensation is vested to the participant only if actively employed by the Company on the payment date of bonus amounts the following year. Beginning in 2010, participants in the deferred compensation plan can also participate, on an elective basis, in a stock purchase plan, which provided a 25% discount to the market price for up to one sixth of the participant's earned bonus amount. For the 2011 plan year, Mr. Killgore was not eligible for LTI Plan participation.

(4)
During the years ended December 31, 2012, 2011 and 2010, no stock awards or stock option grants were issued to our Named Executive Officers. As of December 31, 2012, we had no stock awards or stock option grants outstanding.

(5)
The LTI Plan allows for the purchase of Common Shares at a discount from the market price. For 2013 purchases, the discounted price was $11.02 per share based on the average closing price of the shares in December 2012. For 2012 purchases, the discounted price was $11.09 per share based on the average closing price of the shares in December 2011. The amounts shown in this column represent the difference between the purchase price and the market price on the date that the executive received constructive receipt of the shares.

(6)
All other compensation for the Named Executive Officers includes the following:

	Year	Personal Use of Company Auto ($)	Personal Use of Company Airplane ($)(a)	Company paid contributions to Employee 401(k) savings account ($)	Relocation Reimbursement ($)	Total Other Compensation ($)
Brian Pratt	2012	706	13,650	10,000	—	24,356
	2011	670	2,125	9,800	3,509	16,105
	2010	670	7,520	9,800	—	17,990
Peter J. Moerbeek	2012	8,860	—	—	—	8,860
	2011	9,728	—	—	7,100	9,728
	2010	11,445	—	—	7,100	18,545
Michael D. Killgore	2012	2,637	—	10,000	—	12,637
	2011	2,400	—	9,800	—	12,200
	2010	3,830	—	9,800	—	13,630
John P. Schauerman	2012	4,000	—	9,258	—	13,258
	2011	6,551	—	9,800	—	16,351
	2010	7,950	6,163	9,800	—	23,913
John M. Perisich	2012	—	—	10,000	—	10,000
	2011	1,714	—	9,800	—	11,514
	2010	1,714	—	9,800	—	11,514
Scott E. Summers	2012	—	4,362	10,000	—	14,362
	2011	4,796	2,338	9,800	—	16,934
	2010	1,373	9,988	9,800	—	21,160
Timothy R. Healy	2012	1,088	—	10,000	—	11,088
	2011	2,227	4,250	9,800	—	16,277
	2010	2,227	—	9,800	—	12,027

(a)
The amount charged to the executive as compensation for use of the Company airplane is based on equivalent aircraft charter rates in the southern United States geographic areas. Compensation is based on non-business-related airborne hours.

Grants of Plan-Based Awards, Outstanding Equity Awards at Fiscal Year-End, and Options Exercised and Stock Grants Vested

        There were no grants of plan-based awards to the Named Executive Officers during the calendar years 2012, 2011 or 2010. The LTI Plan provides participants an option to buy shares at a discount but does not grant shares of stock. The purchased shares are issued under the 2008 Long-Term Incentive Equity Plan.

Equity Compensation Plan Information

        The Company adopted a long-term incentive plan for certain managers and its senior executives in 2009. The plan provided for both the deferral of one-half of each participant's annual earned bonus for one year and, beginning with the 2010 bonus amounts, allowed the participant the opportunity to purchase Company common stock at a 25% discount to the market price for up to one-sixth of the participants earned bonus amount. Shares are issued under provisions of the 2008 Incentive Equity Plan. There were no other grants of plan-based awards made in the current fiscal year, nor in prior years.

        The following table lists the number of shares of common stock purchased by the Named Executive Officers under the long-term incentive plan for each year:

	2012 No. of Shares	2011 No. of Shares
Brian Pratt	6,050	4,508
Peter J. Moerbeek	5,294	5,035
Michael D. Killgore	4,538	4,884
John P. Schauerman	—	2,255
John M. Perisich	4,538	4,509
Scott E. Summers	5,672	5,185
Timothy R. Healy	4,538	5,035

Total issued to Named Executive Officers	30,632	31,411

        Each of the Named Executive Officers purchased the maximum number of shares allowed under the terms of the LTI Plan, representing 23% and 28% of the purchases for the 2012 and 2011 LTI Plan years, respectively.

Potential Payments Upon Termination

        The terms of the employment agreements with each of our Named Executive Officers provide that we pay certain severance benefits in the event such Named Executive Officer is terminated by us other than for "cause" as that term is defined in the Employment Agreement.

        The following table shows amounts payable to each of our Named Executive Officers under the scenario that the executive is terminated without cause or leaves due to death or disability. The table assumes that the terminating event occurred on June 30, 2013.

	Base Salary(1)	Bonus(2)	Health Care Benefits(4)	Accrued Vacation(5)	Total(3)
Brian Pratt	$300,000	$350,000	$10,758	$34,615	$695,374
Peter J. Moerbeek	$207,500	$278,750	$7,896	$23,942	$518,089
Michael D. Killgore	$192,500	$246,250	$11,283	$22,212	$472,244
John P. Schauerman	$72,500	$36,250	$16,756	$8,365	$133,871
John M. Perisich	$165,000	$232,500	$16,718	$19,038	$433,256
Scott E. Summers	$180,000	$277,500	$16,756	$20,769	$495,025
Timothy R. Healy	$180,000	$240,000	$17,326	$20,769	$458,095

(1)
Calculated as a lump sum payment equal to one-half of one year's base salary.

(2)
In the event of termination without cause, or by death or disability, calculated as a lump sum payment equal to the bonus amount that would have been paid for the calendar year in which the termination occurs, determined after the end of the calendar year, pro rata to the date of termination. For purposes of this table, it was assumed that 25% of base salary would be paid. In addition, for participants in the Company's LTI Plan, includes any deferred amounts in accordance with the terms of that plan.

(3)
There have been no stock options or other stock compensation granted to any Named Executive Officers. Additionally, each Named Executive Officer participates in the Company life insurance program, and in the event of death, the employee's beneficiary would also receive a lump sum $50,000 payment.

(4)
In the event of the executive's termination without cause or disability, he is entitled to one year of healthcare benefits. The amount reflects both the employee and employer portion of health care estimated premium costs.

(5)
Each executive is allowed an accrual of up to three weeks of vacation. For purposes of this table, we assumed that the full three weeks would be paid upon termination.

Retirement Plans

        We contribute to two plans that provide benefits to all employees. The plans do not provide any benefits for any executives other than those provided to all employees.

        Our 401(k) Plan is qualified as an employee retirement plan under Section 401(a) and 401(k) of the Code. Participation is optional for employees once they are eligible to participate.

        We also provide for a "Registered Retirement Saving Plan—Deferred Profit Sharing Plan" for certain Canadian employees. We make contributions based on a percentage of the amount of income deferred by the employee. No Named Executive is eligible for this plan.

2008 Long-Term Incentive Equity Plan

        Background.    The principal purpose of our 2008 Long-Term Incentive Equity Plan ("2008 Plan") is to provide incentives for our officers, employees and consultants, as well as the officers, employees and consultants of any of our subsidiaries. We believe that grants of options, restricted stock and other awards will stimulate their personal and active interest in our development and financial success, and induce them to remain in our employ or continue to provide services to us. In addition to awards made to officers, employees or consultants, the 2008 Plan permits us to grant options or other equity securities to our Directors.

        Under the 2008 Plan, 1,520,000 shares of our Common Stock were initially reserved for issuance. As of December 31, 2012, there were no options issued to purchase our shares, no other stock based awards granted and there were no shares of restricted stock granted under the 2008 Plan. A total of 1,126,275 shares remain available under the 2008 Plan as of March 25, 2013.

        Shares of Common Stock that are forfeited or terminated will be available for future award grants under the 2008 Plan. Any surrendered shares of previously owned stock by a participant used to cover the option exercise price or their withholding tax liability associated with an option exercise, may be added to the number of reserved shares available under the 2008 Plan, subject to approval by the Board or the Compensation Committee, and relevant provisions in the 2008 Plan.

        Award Limitation.    No individual may be granted awards under the 2008 Plan representing more than 40,000 shares of our Common Stock in any calendar year.

        Administration.    The 2008 Plan is administered by our Board or our Compensation Committee. To administer the 2008 Plan, the Compensation Committee recommends to the Board, among other things:

  •
  the persons to whom awards may be granted;

  •
  the specific type of awards to be granted;

  •
  the number of shares subject to each award;

  •
  option or share prices;

  •
  any restrictions or limitations on the awards; and

  •
  any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

        In the case of awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Compensation Committee must consist of at least two members of our Board, each of whom is an "outside independent director" within the meaning of that section. Upon the recommendation of the Compensation Committee, our entire Board will administer the 2008 Plan with respect to awards to non-employee Directors.

        Eligibility.    We may grant awards under the 2008 Plan to employees, officers and Directors. In addition, we may grant awards to consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.

        Awards.    The 2008 Plan provides that we may grant awards of the following types of securities, among others:

  •
  "incentive" stock options, as defined in Section 422 of the Code, and options that are not qualifying incentive options;

  •
  stock appreciation rights to participants who have been, or are being, granted stock options under the 2008 Plan;

  •
  restricted stock; and

  •
  other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock.

        Accelerated Vesting and Exercisability.    The following events will cause acceleration in the vesting with respect to awards granted under the 2008 Plan, subject to any limitations of Section 409A of the Internal Revenue Code:

  •
  If any one person, or more than one person acting as a group, acquires the ownership of our common stock that, together with the common stock held by such person or group, constitutes more than 50% of our total fair market value or of our combined voting power and our Board does not authorize or otherwise approve such acquisition; and/or

  •
  The Compensation Committee may accelerate such vesting if there is an acquisition by any one person or more than one person acting as a group, together with the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons, of our assets that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of our assets immediately before such acquisition or acquisitions, or if any one person or more than one person acting as a group, acquires the ownership of our common stock that, together with the common stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our common stock, which has been approved by our Board.

Additional Equity Compensation Plan Information

        Under the 2008 Plan, 1,520,000 shares of our Common Stock were initially reserved for issuance. The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants, and rights, or purchased as part of the Company's 2008 Plan and the LTI plan as of March 31, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, rights or purchased under equity plan since 2008	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	393,725	—	1,126,275
Equity compensation plans not approved by security holders	—	—	—
Total	393,725	—	1,126,275

        Total shares issued include 111,790 shares purchased by management in 2012 and 131,989 in 2013 as well as 27,675 shares issued to the independent Directors in 2012 and 12,480 shares through March 31, 2013.

 OTHER MATTERS

        We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the 2013 Annual Meeting. The person(s) named in your proxy will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. Discretionary authority for them to do so is contained in the proxy.

        SEC rules permit companies, brokers, banks or other intermediaries to deliver a single copy of this Proxy Statement and Annual Report to households at which two or more stockholders reside. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our Proxy Statement and Annual Report. If you would like to opt out of this practice for future mailings and receive separate Proxy Statements and Annual Reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate Proxy Statement or Annual Report without charge by sending a written request to Primoris Services Corporation, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201, Attention: Investor Relations, or by contacting us at (214) 740-5600. We will promptly send additional copies of the Proxy Statement or Annual Report upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the Proxy Statement or Annual Report can request delivery of a single copy of the Proxy Statement or Annual Report by contacting their broker, bank or other intermediary or sending a written request to the Company at the address above.

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is being mailed to all stockholders of record with this Proxy Statement. The Annual Report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC is available without charge upon written request to:

Primoris Services Corporation
2100 McKinney Avenue, Suite 1500
Dallas, Texas 75201
Attention: Investor Relations

        Any stockholder or stockholder's representative, who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from us by contacting Primoris Services Corporation, 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201, or at (214) 740-5600. To provide us with sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by April 26, 2013.

        Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By Order of the Board of Directors,
John M. Perisich Senior Vice President, General Counsel and Secretary

Appendix A

Primoris Services Corporation

2013 Equity Incentive Plan

i

ii

iii

Primoris Services Corporation

2013 Equity Incentive Plan

        1.    ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

          1.1    Establishment.    The Primoris Services Corporation 2013 Equity Incentive Plan (the "Plan") is effective as of                                    , 2013, the date of its approval by the stockholders of the Company (the "Effective Date"). Following the Effective Date: (i) no additional awards may be granted under the Company's 2008 Long-Term Incentive Equity Plan (the "Prior Plan"); (ii) the remaining shares of Stock available for issuance under the Prior Plan shall be deemed transferred to and available for issuance solely under this Plan; (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan; and (iv) if an outstanding award granted under the Prior Plan for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an award granted under the Prior Plan are forfeited or repurchased by the Company for an amount not greater than the Participant's original purchase price, the shares of Stock allocable to the terminated portion of such award or such forfeited or repurchased shares of Stock (collectively, the "Returning Shares") will be added to the number of shares available under Section 4.1 of this Plan as and when such shares become Returning Shares, and shall become available for issuance pursuant to Awards granted under this Plan; provided, however, that shares withheld or reacquired by the Company in satisfaction of tax withholding obligations shall not be Returning Shares and shall not be available for issuance under this Plan.

          1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

          1.3    Term of Plan.    The Plan shall continue in effect until its termination by the Committee; provided however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

        2.    DEFINITIONS AND CONSTRUCTION.

          2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)   "Affiliate" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

            (b)   "Award" means any Option, Stock Appreciation Right, Stock Purchase Right, Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit or Other Stock-Based Award granted under the Plan.

1

            (c)   "Award Agreement" means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

            (d)   "Board" means the Board of Directors of the Company.

            (e)   "Cause" means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant's theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant's material failure to abide by a Participating Company's code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant's unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant's improper use or disclosure of a Participating Company's confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company's reputation or business; (v) the Participant's repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant's ability to perform his or her duties with a Participating Company.

            (f)    "Change in Control" means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

                (i)  an Ownership Change Event or series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(z)(iii), the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

               (ii)  a liquidation or dissolution of the Company.

    For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

            (g)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

            (h)   "Committee" means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such

2

    powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

            (i)    "Company" means Primoris Services Corporation, a Delaware corporation, or any successor corporation thereto.

            (j)    "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

            (k)   "Covered Employee" means any Employee who is or may become a "covered employee" as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

            (l)    "Director" means a member of the Board.

            (m)  "Disability" means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

            (n)   "Dividend Equivalent" means an accrual, made at the discretion of the Committee or as otherwise provided by the Plan, to a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant. Options and SARs are not eligible to receive Dividend Equivalents.

            (o)   "Employee" means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the terms of the Plan as of the time of the Company's determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual's status as an Employee.

            (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (q)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                (i)  Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market

3

      Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) on the previous day as quoted on the Nasdaq Global Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

               (ii)  Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

              (iii)  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

            (r)   "Full Value Award" means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right or (iii) a Stock Award.

            (s)   "Incentive Stock Option" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

            (t)    "Insider" means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

            (u)   "Insider Trading Policy" means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company's equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

            (v)   "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

            (w)  "Officer" means any person designated by the Board as an officer of the Company.

            (x)   "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.

            (y)   "Other Stock-Based Award" means an award under Section 11 that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

            (z)   "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party;

4

    or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

            (aa) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

            (bb) "Participant" means any eligible person who has been granted one or more Awards.

            (cc) "Participating Company" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

            (dd) "Participating Company Group" means, at any point in time, all entities collectively which are then Participating Companies.

            (ee) "Performance Award" means an Award of Performance Shares or Performance Units.

            (ff)  "Performance Award Formula" means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

            (gg) "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162 (m) for certain performance-based compensation paid to Covered Employees.

            (hh) "Performance Goal" means a performance goal established by the Committee pursuant to Section 10.3.

            (ii)   "Performance Period" means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

            (jj)   "Performance Share" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

            (kk) "Performance Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

            (ll)   "Restricted Stock Unit" or "Stock Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 9, as applicable, and the Participant's Award Agreement.

            (mm)  "Restriction Period" means the period established in accordance with Section 8.5 during which shares subject to a Stock Award are subject to Vesting Conditions.

            (nn) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

            (oo) "SAR" or "Stock Appreciation Right" means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

            (pp) "Section 162(m)" means Section 162(m) of the Code.

            (qq) "Section 409A" means Section 409A of the Code (including regulations or administrative guidelines thereunder).

5

            (rr)  "Securities Act" means the Securities Act of 1933, as amended.

            (ss)  "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

            (tt)  "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

            (uu) "Stock Award" means an Award of a Stock Bonus or a Stock Purchase Right.

            (vv) "Stock Bonus" means Stock granted to a Participant pursuant to Section 8.

            (ww)  "Stock Purchase Right" means a right to purchase Stock granted to a Participant pursuant to Section 8.

            (xx) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

            (yy) "Ten Percent Owner" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

            (zz) "Vesting Conditions" mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant's purchase price for such shares upon the Participant's termination of Service.

          2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        3.    ADMINISTRATION.

          3.1    Administration by the Committee.    The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

6

          3.2    Authority of Officers.    Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to minimum vesting provisions described in Section 5.3(b), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

          3.3    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          3.4    Committee Complying with Section 162(m).    If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

          3.5    Powers of the Committee.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

            (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

            (b)   to determine the type of Award granted;

            (c)   to determine the Fair Market Value of shares of Stock or other property;

            (d)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

            (e)   to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

            (f)    to approve one or more forms of Award Agreement;

7

            (g)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

            (h)   to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

            (i)    without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.3) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

            (j)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

            (k)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

          3.6    Option or SAR Repricing.    Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code.

          3.7    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

        4.    SHARES SUBJECT TO PLAN.

          4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under

8

  the Plan shall be equal to the sum of (i) 2,526,275 shares and (ii) the Returning Shares, if any, which become available for grant under this Plan from time to time, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

          4.2    Share Accounting.

            (a)   Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one share. Each share of Stock subject to a Full Value Award shall be counted against the limit as one share.

            (b)   If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant's original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award, other than an Option or SAR, which are settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 15.2 shall not again be available for issuance under the Plan. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

          4.3    Adjustments for Changes in Capital Structure.    Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

9

        The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Sections 409A and 422 and any related guidance issued by the U.S. Treasury Department, where applicable.

        5.    ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

          5.1    Persons Eligible for Awards.    Awards may be granted only to Employees, Consultants and Directors.

          5.2    Participation in Plan.    Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

          5.3    Award Limitations.

            (a)   Incentive Stock Option Limitations.

                (i)  Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.    Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed the maximum number of shares issuable under the Plan as provided in Section 4.1. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and Section 4.3.

               (ii)  Persons Eligible.    An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 8.2.

              (iii)  Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such

10

      designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

            (b)   Limit on Full Value Awards without Minimum Vesting.    Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Sections 4.1, 4.2 and 4.3, any Full Value Award which vests on the basis of the Participant's continued Service shall not provide for vesting which is any more rapid than over a period of three (3) years, and any Full Value Award which vests on the basis of the attainment of performance goals shall not provide for a performance period of less than twelve (12) months; provided, however, that such limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

            (c)   Section 162(m) Award Limits.    The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a "publicly held corporation" within the meaning of Section 162(m).

                (i)  Options and SARs.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than two hundred thousand (200,000) shares.

               (ii)  Stock Awards and Restricted Stock Unit Awards.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Stock Awards or Restricted Stock Unit Awards, the grant or vesting of which is based on the attainment of Performance Goals, for more than two hundred thousand (200,000) shares.

              (iii)  Performance Awards.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than two hundred thousand (200,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than ten million dollars ($10,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

        6.    STOCK OPTIONS.

        Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

          6.1    Exercise Price.    The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share of an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted

11

  pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          6.2    Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

          6.3    Payment of Exercise Price.

            (a)   Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

            (b)   Limitations on Forms of Consideration.

                (i)  Tender of Stock.    Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

               (ii)  Cashless Exercise.    The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

          6.4    Effect of Termination of Service.

            (a)   Option Exercisability.    Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the

12

    Participant's termination of Service to the extent that it is then unvested and shall be exercisable after the Participant's termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

                (i)  Disability.    If the Participant's Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "Option Expiration Date").

               (ii)  Death.    If the Participant's Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

              (iii)  Termination for Cause.    Notwithstanding any other provision of the Plan to the contrary, if the Participant's Service is terminated for Cause or if, following the Participant's termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause for termination of Service, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

              (iv)  Other Termination of Service.    If the Participant's Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

            (b)   Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

            (c)   Extension if Participant Subject to Section 16(b).    Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

13

          6.5    Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

        7.    STOCK APPRECIATION RIGHTS.

        Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference, including provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

          7.1    Types of SARs Authorized.    SARs may be granted in tandem with all or any portion of a related Option (a "Tandem SAR") or may be granted independently of any Option (a "Freestanding SAR"). A Tandem SAR may only be granted concurrently with the grant of the related Option.

          7.2    Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

          7.3    Exercisability and Term of SARs.

            (a)   Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

            (b)   Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

          7.4    Exercise of SARs.    Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant's legal representative or other person who acquired the right to exercise the SAR by reason of the Participant's death) shall be entitled to receive payment

14

  of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A. Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any Freestanding SAR may provide for deferred payment in a lump sum or in installments in compliance with Section 409A. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

          7.5    Deemed Exercise of SARs.    If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

          7.6    Effect of Termination of Service.    Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant's termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

          7.7    Nontransferability of SARs.    During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant's guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

        8.    STOCK AWARDS.

        Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

          8.1    Types of Stock Awards Authorized.    Stock Awards may be granted in the form of either a Stock Bonus or a Stock Purchase Right. Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

15

          8.2    Purchase Price.    The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Stock Award.

          8.3    Purchase Period.    A Stock Purchase Right shall be exercisable within a period established by the Committee, subject to the provisions of Section 16 with respect to Section 409A, if applicable.

          8.4    Payment of Purchase Price.    Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

          8.5    Vesting and Restrictions on Transfer.    Subject to Section 5.3(b), Shares issued pursuant to any Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company's Insider Trading Policy, then the satisfaction of the Vesting Conditions shall automatically be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          8.6    Voting Rights; Dividends and Distributions.    Except as provided in this Section, Section 8.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a cash dividend, a dividend or distribution paid in shares of Stock or other property, or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, the cash dividend and/or any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant's Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

16

          8.7    Effect of Termination of Service.    Unless otherwise provided by the Committee in the Award Agreement evidencing a Stock Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant's termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

          8.8    Non-transferability of Stock Award Rights.    Rights to acquire shares of Stock pursuant to a Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

        9.    RESTRICTED STOCK UNIT AWARDS.

        Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

          9.1    Grant of Restricted Stock Unit Awards.    Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

          9.2    Purchase Price.    No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

          9.3    Vesting.    Subject to Section 5.3(b), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

          9.4    Voting Rights, Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion,

17

  may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to accrue Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be accrued to the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so accrued shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Accrued Dividend Equivalents, if any, will only be paid to the extent that the Restricted Stock Units originally subject to the Restricted Stock Unit Award become vested or are otherwise to be settled. Such additional Restricted Stock Units, if any, shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant's Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

          9.5    Effect of Termination of Service.    Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

          9.6    Settlement of Restricted Stock Unit Awards.    The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. If permitted by the Committee, subject to the provisions of Section 16 with respect to Section 409A, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company's Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy.

18

          9.7    Non-transferability of Restricted Stock Unit Awards.    The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

        10.    PERFORMANCE AWARDS.

        Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

          10.1    Types of Performance Awards Authorized.    Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

          10.2    Initial Value of Performance Shares and Performance Units.    Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

          10.3    Establishment of Performance Period, Performance Goals and Performance Award Formula.    In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

19

          10.4    Measurement of Performance Goals.    Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

            (a)   Performance Measures.    Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant's rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

                (i)  revenue;

               (ii)  sales;

              (iii)  expenses;

              (iv)  operating income;

               (v)  gross margin;

              (vi)  operating margin;

             (vii)  earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

            (viii)  pre-tax profit;

              (ix)  net operating income;

               (x)  net income;

              (xi)  economic value added;

             (xii)  free cash flow;

            (xiii)  operating cash flow;

            (xiv)  stock price;

             (xv)  earnings per share;

            (xvi)  return on stockholder equity;

           (xvii)  return on capital;

          (xviii)  return on assets;

            (xix)  return on investment;

20

             (xx)  employee satisfaction;

            (xxi)  employee retention;

           (xxii)  balance of cash, cash equivalents and marketable securities;

          (xxiii)  market share;

          (xxiv)  number of customers;

            (xxv)  customer satisfaction;

          (xxvi)  product development;

         (xxvii)  completion of a joint venture or other corporate transaction;

        (xxviii)  completion of identified special project;

           (xxix)  overall effectiveness of management;

            (xxx)  tangible net worth; and

           (xxxi)  total shareholder return.

            (b)   Performance Targets.    Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

          10.5    Settlement of Performance Awards.

            (a)   Determination of Final Value.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

            (b)   Discretionary Adjustment of Award Formula.    In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Award that is intended to result in Performance-Based Compensation.

            (c)   Effect of Leaves of Absence.    Unless otherwise required by law or a Participant's Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant's Service during the Performance Period during which the Participant was not on a leave of absence.

21

            (d)   Notice to Participants.    As soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

            (e)   Payment in Settlement of Performance Awards.    Subject to the provisions of Section 16 with respect to Section 409A, as soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant's legal representative or other person who acquired the right to receive such payment by reason of the Participant's death) of the final value of the Participant's Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and subject to the provisions of Section 16 with respect to Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

            (f)    Provisions Applicable to Payment in Shares.    If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

          10.6    Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to accrue Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, shall accrue to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so accrued shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Accrued Dividend Equivalents, if any, will only be paid to the extent that the Performance Goals underlying the original Performance Share Award have been attained and the Performance Shares originally subject to the Performance Share Award become vested or are otherwise to be settled, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or

22

  distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant's Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

          10.7    Effect of Termination of Service.    Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant's termination of Service on the Performance Award shall be as follows:

            (a)   Death or Disability.    If the Participant's Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant's Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of days of the Participant's Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

            (b)   Other Termination of Service.    If the Participant's Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

          10.8    Non-transferability of Performance Awards.    Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

        11.    OTHER STOCK-BASED AWARDS.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants Other Stock-Based Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, other rights convertible into shares of Stock and Awards valued by reference to the book value of Stock or the value of securities of specified subsidiaries, affiliates or business segments or units. The Committee may determine the terms and conditions of such Other Stock-Based Awards, which may be awarded either alone or in addition to or in tandem with any other Awards under this Plan.

        12.    STANDARD FORMS OF AWARD AGREEMENT.

          12.1    Award Agreements.     Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

          12.2    Authority to Vary Terms.     The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or

23

  amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

        13.    CHANGE IN CONTROL.

          13.1    Effect of Change in Control on Options and SARs.    Subject to the provisions of Section 16 with respect to Section 409A if applicable, the Committee may provide for any one or more of the following:

            (a)   Accelerated Vesting.    The Committee may, in its sole discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions, including termination of the Participant's Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

            (b)   Assumption or Substitution.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, either assume or continue the Company's rights and obligations under outstanding Options and SARs, or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror's stock. Any Options or SARs which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

            (c)   Cash-Out.    The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Options and SARs as soon as practicable following the date of the Change in Control and in respect of the unvested portion of their canceled Options and SARs in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change in Control.

          13.2    Effect of Change in Control on Stock Awards, Restricted Stock Unit Awards and Performance Awards.    Subject to the provisions of Section 16 with respect to Section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Stock Award, Restricted Stock Unit Award or Performance Award for, or in the event of a Change in control may take such actions as it deems appropriate to provide for, the lapsing of the Restriction Period applicable to the shares subject to the Stock Award (and, in the case of Restricted Stock Units and Performance Awards, acceleration of the vesting and settlement of such Award) upon such conditions, including termination of the Participant's Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

24

        14.    COMPLIANCE WITH SECURITIES LAW.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        15.    TAX WITHHOLDING.

          15.1    Tax Withholding in General.    The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

          15.2    Withholding in Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

        16.    AMENDMENT OR TERMINATION OF PLAN.

        The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

25

        17.    COMPLIANCE WITH SECTION 409A.

          17.1    Awards Subject to Section 409A.    The provisions of this Section 16 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

            (a)   Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

            (b)   Any Restricted Stock Unit Award or Performance Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

        Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term "Short-Term Deferral Period" means the period ending on the later of (i) the date that is two and one-half months from the end of the Company's fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant's taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term "substantial risk of forfeiture" shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

          17.2    Deferral and/or Distribution Elections.     Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an "Election") that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

            (a)   All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

            (b)   All Elections shall be made by the end of the Participant's taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as "performance-based compensation" for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

            (c)   Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 17.3.

          17.3    Subsequent Elections.     Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

            (a)   No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

            (b)   Each subsequent Election related to a distribution in settlement of an Award not described in Section 17.4(b), 17.4(c), or 17.4 (f) must result in a delay of the distribution for a

26

    period of not less than five (5) years from the date such distribution would otherwise have been made; and

            (c)   No subsequent Election related to a distribution pursuant to Section 17.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

          17.4    Distributions Pursuant to Deferral Elections.     No distribution in settlement of an Award subject to Section 409A may commence earlier than:

            (a)   Separation from service (as determined by the Secretary of the United States Treasury);

            (b)   The date the Participant becomes Disabled (as defined below);

            (c)   Death;

            (d)   A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 17.2 and/or 17.3, as applicable;

            (e)   To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

            (f)    The occurrence of an Unforeseeable Emergency (as defined below).

          Notwithstanding anything else herein to the contrary, to the extent that a Participant is a "Specified Employee" (as defined in Section 409A (a)(2)(B)(i)) of the Company, no distribution pursuant to Section 17.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant's date of separation from service, or, if earlier, the date of the Participant's death.

          17.5    Unforeseeable Emergency.     The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution (s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee's determination that an Unforeseeable Emergency has occurred.

          The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee's decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

          17.6    Disabled.     The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered "Disabled" if either:

27

            (a)   the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

            (b)   the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant's employer.

          All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant's Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

          17.7    Death.    If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant's Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant's death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant's death.

          17.8    No Acceleration of Distributions.     Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

        18.    MISCELLANEOUS PROVISIONS.

          18.1    Repurchase Rights.     Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          18.2    Forfeiture Events.

            (a)   The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

            (b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to

28

    prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-(12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

          18.3    Provision of Information.     Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

          18.4    Rights as Employee, Consultant or Director.     No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

          18.5    Rights as a Stockholder.     A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

          18.6    Delivery of Title to Shares.     Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

          18.7    Fractional Shares.     The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

          18.8    Retirement and Welfare Plans.     Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as "compensation" for purposes of computing the benefits payable to any Participant under any Participating Company's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

          18.9    Beneficiary Designation.     Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without

29

  an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

          18.10    Severability.     If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

          18.11    No Constraint on Corporate Action.     Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company's or another Participating Company's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

          18.12    Unfunded Obligation.     Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

          18.13    Choice of Law.     Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

30

. FOLD AND DETACH HERE . PROXY Please mark your votes like this X COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature: Date: Please date this Proxy and sign it exactly as your name or names appear above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person. Proposal 1— Election of Class B Directors—The Board recommends a vote “FOR” each listed nominee as a Director for a three-year term expiring in 2016: Nominees: 01—Stephen C. Cook FOR WITHHOLD 02—Peter J. Moerbeek FOR WITHHOLD Proposal 2— Approval of the adoption of the Company’s 2013 Equity Incentive Plan—The Board recommends a vote “FOR” the adoption of the Company’s 2013 Equity Incentive Plan. FOR AGAINST ABSTAIN Proposal 3— Ratification of Appointment of Moss Adams, LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2013—The Board recommends a vote “FOR” ratification of Moss Adams, LLP as the Company’s Independent Registered Public Accountant. FOR AGAINST ABSTAIN This Proxy, when properly executed, will be voted according to your instructions. If no instructions are given but the proxy is signed, this Proxy will be voted for ALL the nominees listed in Proposal 1 and FOR on Proposal 2 and FOR on Proposal 3. In his discretion, the Proxy holder is authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all proposals. Please Mark Here for Address Change or Comments SEE REVERSE SIDE

PROXY PRIMORIS SERVICES CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 3, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Brian Pratt as Proxy holder, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all eligible shares of Common Stock of Primoris Services Corporation, held of record by the undersigned as of March 28, 2013, which the undersigned may be entitled to vote at the 2013 Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 3, 2013, at the Rosewood Crescent Hotel, located at 400 Crescent Court, Dallas, Texas 75201, and any continuation(s), postponement(s) or adjournment thereof. IMPORTANT—PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY (Continued, and to be marked, dated and signed, on the other side) Address Change/Comments (mark the corresponding box on the reverse side) . FOLD AND DETACH HERE AND READ THE REVERSE SIDE .